Investment Company Act File No. 811-22503
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 2010

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

(Exact name of Registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (212) 702-3500

Kurt Hawkesworth
Chief Operating Officer & General Counsel
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022 6837

(Name and address of agent for service of process)

Copies to:

Steven M. Giordano, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, MA 02110

It is proposed that this filing become effective:  immediately upon filing

Offering Memorandum

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

PARTS A AND B

ITEM NO.		LOCATION IN OFFERING MEMORANDUM
1.	Outside Front Cover Page	Outside Front Cover Page
2.	Cover Page; Other Offering Information	Inside Front and Outside Back Cover Page; Table of Contents
3.	Fee Table and Synopsis	Summary of Fund Expenses; Summary; Fees and Expenses
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	Fees and Expenses; Purchase of Units
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Summary; The Fund and the Offering; Investment Objective and Policies
9.	Management	Summary; Management of the Fund
10.	Capital Stock, Long-Term Debt, and Other Securities	Summary of Operating Agreement; Voting
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI
14.	Cover Page of SAI	Cover Page (SAI)
15.	Table of Contents of SAI	Table of Contents (SAI)
16.	General Information and History	Summary; The Fund and the Offering; General (SAI)
17.	Investment Objective and Policies	Summary; Investment Objective and Policies; Principal Risks; Information About the Policies (SAI); Additional Information on Investment Matters (SAI)
18.	Management	Summary; Management of the Fund; Code of Ethics (SAI); Management of the Fund (SAI)
19.	Control Persons and Principal Holders of Securities	Management of the Fund (SAI); Investment Advisory and Other Services (SAI)
20.	Investment Advisory and Other Services	Summary; Management of the Fund; Management of the Fund (SAI); Investment Advisory and Other Services (SAI)
21.	Portfolio Managers	Management of the Fund; Portfolio Managers (SAI)
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices (SAI)
23.	Tax Status	United States Federal Income Taxes; Tax Status (SAI)
24.	Financial Statements	Not Applicable

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

INITIAL PRICE OF UNITS $1,000.00 PER UNIT

Rochdale Alternative Total Return Fund LLC (the “Fund”) is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life insurance policies at a discount to face value.  The Fund is expected to have low volatility and low correlation with the U.S. equities markets.  This Offering Memorandum (sometime referred to herein as the “Offering Memorandum”) relates to this offering of units of interest (“Units”) in the Fund.  The Units will be offered at net asset value.  The Fund is not a complete investment program.

You should read this Offering Memorandum carefully before deciding to invest in Units.  In making an investment decision, an investor must rely on his, her or its own examination of the terms of the offering, including the merits and risks involved, as described in this Offering Memorandum.

An investment in the Fund involves special risks.  The Units will neither be listed on any securities exchange nor traded in a secondary market.  The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at the option of its holders (“Unitholders” or “Members”) nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.  As a result, an investor generally will not be able to sell or otherwise liquidate his or her Units.  Accordingly, the Units are appropriate only for those investors that can tolerate a significant degree of risk, including the risk that an investment in the Units will not be able to be sold or otherwise transferred until the Fund is liquidated.  The Fund is designed primarily for long-term investors with 5 to 8 year investment horizons.  You should not invest in the Fund if you need a liquid investment.  The Units are not registered under the Securities Act of 1933, as amended (“Securities Act”), and are being offered in accordance with an exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  Accordingly, the Units will be available only to investors who are “accredited investors” within the meaning of such regulation.  In addition, the Units will be available only to investors who are “qualified clients” within the meaning of Rule 205-3 under Investment Advisers Act of 1940, as amended (the “Advisers Act”).  No investor will be permitted to purchase Units unless a completed and executed subscription agreement is submitted to, and approved by, the Fund.  (See “Qualified Investors” in this Offering Memorandum).  Additionally, investors that purchase Units of the Fund will be bound by the terms and conditions of the Operating Agreement, including limits on transferability of the Units.  A copy of the Operating Agreement is attached as Appendix A to this Offering Memorandum; the material terms of that agreement are described in this Offering Memorandum.

This Offering Memorandum provides information that an investor should know about the Fund before investing.  You are advised to read this Offering Memorandum carefully and in its entirety, and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated December 13, 2010, has been filed with the Securities and Exchange Commission (the “SEC”).  Copies of the Fund’s annual report to Unitholders and semi-annual report to Unitholders will be distributed to Unitholders.  Prospective investors may request a copy of the SAI without charge by writing to the Fund’s Distributor:  RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837; or by calling the Distributor at 1-800-245-9888.  The SAI is incorporated by reference into this Offering Memorandum in its entirety; the table of contents of the SAI appears at the end of this Offering Memorandum.  You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).  The Fund does not make its Offering Memorandum, SAI, annual report or semi-annual report available over the internet because it is a private offering not available to the general public.

Neither the SEC nor any state securities commission has determined whether this Offering Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy the securities to which this Offering Memorandum relates.  Any representation to the contrary is a criminal offense.

The Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Price to Public1	Sales Load	Proceeds to Fund or Other Persons2
Total Minimum: $30,000,000	N/A	$30,000,000
Total Maximum: $60,000,000	N/A	$60,000,000

Prospective investors should not construe the contents of this Offering Memorandum as legal, tax or financial advice.  Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

This Offering Memorandum will not constitute an offer to sell or the solicitation of an offer to buy, and no sales of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Offering Memorandum.  This prospectus is qualified in its entirety by reference to the Fund’s Operating Agreement dated December 13, 2010, as amended from time to time.

THE FUND’S DISTRIBUTOR IS RIM SECURITIES LLC AT 1-800-245-9888.

The date of this Offering Memorandum is December 13, 2010

1 RIM Securities LLC acts as the distributor (“Distributor”) of the Fund’s Units on a best-efforts basis, subject to various conditions.  The Fund may also distribute Units through other brokers or dealers.  The Fund will sell Units only to investors who certify that they are Qualified Investors.  The minimum initial investment by an investor is $50,000, subject to waiver by the Distributor.  Pending investment in the Fund, the proceeds of the offering will be placed by the Fund in an interest-bearing escrow account maintained by U.S. Bank, N.A. pending the closing of such offering.  After any closing, the balance in the escrow account will be invested pursuant to the Fund’s investment policies as soon as reasonably practicable.  If the minimum subscription amount is not achieved, all subscription payment held in escrow will be repaid to investors as promptly after the end of the offering period as is practicable.  See “Qualified Investors” and “Use of Proceeds.”

2 The estimated expenses of registration, issuance and distribution, including legal and accounting fees. total $200,000.  The Distributor, Rochdale or their affiliates other than the Fund (collectively, the “Rochdale affiliates”) may pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors in the Fund.

Offering Memorandum

SUMMARY OF FUND EXPENSES	1
SUMMARY	3
FINANCIAL HIGHLIGHTS	24
THE FUND AND THE OFFERING	24
USE OF PROCEEDS	24
MANAGEMENT OF THE FUND	25
INVESTMENT OBJECTIVE AND POLICIES	26
PRINCIPAL RISKS	28
MANAGEMENT	36
FEES AND EXPENSES	37
PORTFOLIO TRANSACTIONS	41
VOTING	42
CONFLICTS OF INTEREST	42
PURCHASE OF UNITS	43
TENDER OFFERS AND OTHER REPURCHASES OF UNITS	44
TRANSFERS OF UNITS	45
NET ASSET VALUATION	46
UNITS AND CAPITAL ACCOUNTS	47
SUMMARY OF OPERATING AGREEMENT	47
UNITED STATES FEDERAL INCOME TAXES	50
QUALIFIED INVESTORS	54

SUMMARY OF FUND EXPENSES

The following fee table and hypothetical example summarize the aggregate expenses of the Fund and are intended to assist prospective investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.  Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year.  Because the Fund has not commenced investment operations, these expenses are estimates.

Member Transaction Expenses

Maximum Sales Charge (Load)	N/A
Maximum Sales Charge on Reinvested Dividends	None

Estimated Annual Expenses (as a percentage of net assets attributable to Units)

Investment Management Fee (1)	1.75%

Service Fee (1)	.25%

Other Expenses (2)	2.00%

Estimated Net Expenses, other than Performance Allocation	4.00%

Performance Allocation, as a percentage of the amount by which the Positive Allocation Change exceeds the 10% Hurdle and any High Watermark Account (3)	20.00%
____________________
(1)	See “Management” and “Fees and Expenses” for additional information.

(2)
Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year, assuming net assets of $60 million in the Fund.  “Other Expenses” may be higher if net assets are less than $60 million.  See “Fees and Expenses” for more information.

(3)
The Fund will allocate to the Advisor a performance allocation with respect to each Member as of the close of each Allocation Period as follows: if the Positive Allocation Change for such Allocation Period for a Member exceeds the 10% Hurdle for such Member and the amount of any positive balance in such Member’s High Watermark Account, then the performance allocation shall be equal to the sum of (x) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount and (y) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.  See “Fees and Expenses” for more information.

The Performance Allocation presents risks that are not present in funds without performance compensation.  The overall fees, expenses and the Performance Allocation payable by the Fund and indirectly borne by its investors generally will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.  The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.  See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES BECAUSE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.  Based on the operating expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return (4).
1 Year	3 Year	5 Year	10 Year
$____	$____	$____	$____

____________________
(4)
Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

SUMMARY

The following is a summary of the information included in this Offering Memorandum.  The summary does not contain all of the information that a prospective investor should consider before investing in the Fund and is qualified in its entirety by information included in the full Offering Memorandum.  Before investing, a prospective investor in the Fund should carefully read the more detailed information, including the merits and risks, appearing elsewhere in this Offering Memorandum and the Fund’s SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.

THE FUND
Rochdale Alternative Total Return Fund LLC (the “Fund”) is a newly formed Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified, management investment company.  The Fund is an appropriate investment only for those investors who can tolerate a significant degree of risk, including the risk that an investment will not be able to sold or otherwise transferred until the Fund is liquidated.

No representation is made in this Offering Memorandum as to the suitability of purchasing any Units for any prospective investor.  Any prospective investor considering an investment in the Units should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program

THE OFFERING
This Offering Memorandum applies to the offering of Units of the Fund.  Units will, upon issue, be fully-paid and non-assessable and holders of the Units (“Unitholders” or “Members”) will have no preemptive or other rights to subscribe to any additional units or other securities.  The Units will be offered at net asset value.  No Unitholder will have the right to require the Fund to redeem any Units.  Unitholders will be bound by the terms and conditions of the Fund’s Operating Agreement.

USE OF PROCEEDS
The Fund will invest the proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below.  (See “Use of Proceeds” in this Offering Memorandum.)  It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objective and policies within approximately 12 months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, high quality debt securities or money market funds (hereinafter sometimes collectively referred to as “money market instruments”) or cash.  In addition, the Advisor may maintain a portion of the Fund’s assets in money market instruments or cash to meet operational needs (including amounts required to make ongoing premium payments for the Policies in which it invests), as may be deemed necessary or appropriate by the Adviser from time to time.  The Fund may seek additional investors to fund the purchase of Policies and/or to make ongoing premium payments.  If the Fund maintains a significant portion of its assets in money market instruments or cash, that could prevent the Fund from achieving its investment objective.  (See “Investment Objective and Policies” in this Offering Memorandum.)

MANAGEMENT OF THE FUND; FEES PAYABLE TO THE ADVISOR; PERFORMANCE ALLOCATION
The Fund’s Board of Managers (the “Board”) is responsible for the Fund’s management, including supervision of the duties performed by Rochdale Investment Management LLC, a Delaware limited liability company, which serves as investment adviser (the “Advisor”) of the Fund.  The names and business addresses of members of the Board (“Board Members”) and the Fund’s officers and their principal occupations and other affiliations during the past five years appears in the SAI.

The Advisor is registered as an investment adviser with the SEC.  The Advisor is responsible for providing investment advisory, management and certain administrative services to the Fund, and conducts relations with the service providers to the Fund.  The Advisor will bear expenses incurred in the operation of its business (such as rent for office space, telephone lines, news and quotation equipment, employees’ salaries and computer facilities).

(See “Management” in this Offering Memorandum and “Management of the Fund” and “Investment Advisory and Other Services” in the SAI.)

The Advisor provided the initial capital of $100,000 for the Fund and, as a result holds 100 Units of the Fund.  As of the date of this Offering Memorandum, the Advisor owned 100% of the outstanding Units of the Fund.  The Advisor may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units of the Fund.

Management Fee and Servicing Fee.  The Fund will pay the Advisor an investment management fee at an annual aggregate rate equal to 1.75% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases of Units by the Fund (the “Management Fee”).

The Fund will also pay the Advisor a service fee at an annual aggregate rate equal to 0.25% of the Fund’s month-end net assets, before giving effect to any repurchases of Units by the Fund, for servicing Unitholders (the “Service Fee” and together with the Management Fee, the “Base Fee”).

The Base Fee will accrue monthly and will be paid monthly in arrears.

Performance Allocation.  The Fund will allocate to the Advisor a performance allocation (the “Performance Allocation”) with respect to each Member as of the close of each Allocation Period as follows:

if the “Positive Allocation Change” for such Allocation Period for a Member exceeds the “10% Hurdle” for such Member and the amount of any positive balance in such Member’s “High Watermark Account”, then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle (the “10% Priority Amount”) and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Adviser from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

“10% Hurdle” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount that such Member’s capital account would have earned as of the end of such Allocation Period if it had achieved a compounded, cumulative rate of return of 10% per annum calculated from the date such capital account was initially created (as adjusted for additional contributions and withdrawals of capital).  For the avoidance of doubt, the 10% Hurdle will be aggregated from year to year.

“10% Catch-Up Amount” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount equal to (i) the quotient of the 10% Priority Amount divided by eighty percent (80%), less (ii) the 10% Priority Amount.

“Allocation Period” means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Fund repurchases the Units (or any portion thereof) of such Member; (iii) the day as of which the Fund admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Advisor is no longer entitled to receive the Performance Allocation.

“Allocation Change” means, with respect to each Member for each Allocation Period, the difference between:

(1)           the sum of (a) the balance of such Member’s capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member’s capital account as of such date other than any Performance Allocation to be debited against such Member’s capital account), plus (b) any debits to such Member’s capital account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member’s Units plus (c) any debits to such Member’s capital account during the Allocation Period to reflect any items allocable to such Member’s capital account; and

(2)           the sum of (a) the balance of such Member’s capital account as of the commencement of the Allocation Period, plus (b) any credits to such Member’s capital account during the Allocation Period to reflect any contributions made by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a “Positive Allocation Change,” and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a “Negative Allocation Change.”

“High Watermark Account” means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:

(1)           As of the first day after the close of each Allocation Period for such Member, the balance of the High Watermark Account will be increased by the amount, if any, of such Member’s Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member’s Positive Allocation Change for such Allocation Period.

(2)           The balance of the High Watermark Account will be reduced (but not below zero) as of the first day following each date as of which the balance of any Member is reduced as a result of repurchase or transfer with respect to such Member’s Units (or portion thereof) by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member’s capital account immediately before giving effect to such repurchase or transfer.

No transferee of any Units will succeed to any High Watermark Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership or as otherwise agree to by the Board.

For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year and the Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s capital was invested in the Fund for such fiscal year.

ALLOCATION OF PROFITS AND LOSSES
The net profits or net losses (including, without limitation, the net realized gain or loss and the net change in unrealized appreciation or depreciation of the Policies) of the Fund are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s pro rata share of the Fund’s capital for the period as of the beginning of the fiscal period.  These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units. A Member’s pro rata portion of the Fund’s capital will be determined by dividing the value of the Member’s Units by the total value of the Units of the Fund held by all Members.  As of the end of each Allocation Period, any Performance Allocation to be made from net profits otherwise allocable to a Member will be debited from the capital account of the Member and credited to an a capital account for the Adviser solely for the purpose of receiving the Performance Allocation. (See “Units and Capital Accounts” in this Offering Memorandum.)

EXPENSES
The expenses of the Fund include, but are not limited to, all expenses other than those borne by the Advisor, as described above, related to its investment program (including the Origination Fee), any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel, including foreign legal counsel, if any; independent registered public accounting firm; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, internal accounting fees, fees, and disbursements; the Base Fees; the Servicer Fees; fees and expenses of the Board Members that the Advisor, the Distributor, or their affiliates do not employ; insurance premiums; fees for investor services and extraordinary expenses such as litigation expenses.  The Fund may need to sell Policies to pay fees and expenses, which could cause the Fund to realize taxable income.  From time to time and subject to certain limitations, the Fund may borrow money from banks or use financial leverage through the issuance of preferred shares or debt securities for operational or portfolio management purposes.  (See “Investment Objective and Policies.”)

The Fund will reimburse the Advisor for Fund expenses paid by the Advisor.

OTHER ARRANGEMENTS
The Distributor, the Advisor and/or their affiliates may make payments to broker dealers in connection with the sale and distribution of Units or servicing Unitholders or to persons who present potential life settlement transactions or provide other services out of their profits and other available sources, including profits from their relationships with the Fund, including Financial Life Services, LLC.  These arrangements are separately negotiated.  The amount of these payments may be substantial and may be substantial to any given recipient.  These payments are not an expense of the Fund, are not reflected in the fee table in this Offering Memorandum, and do not change the price paid by Unitholders for the purchase of Units or the amount received by Unitholders as proceeds from the redemption of Units.

INVESTMENT OBJECTIVE AND POLICIES
The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life insurance policies at a discount to face value.  The Fund is expected to have low volatility and low correlation with the U.S. equity markets.  There can be no assurance that the Fund’s investment objective will be achieved.

The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.  While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

For purposes of the Fund’s investment objective, “low volatility” means expected monthly net asset value fluctuations (after consideration for distributions of principal and interest) of Units that are no greater than the annualized monthly ups and downs of 30% of the average annual return of the Standard & Poor’s 500-stock index over a three-year rolling period.

A “life settlement” is the transfer of the beneficial interest in a Policy by the underlying insured person to a third party (in this case, the Fund).  The Policy owner transfers his or her Policy at a discount to its face value (i.e., the payment amount set forth in the Policy that is payable on the death of the insured or upon maturity of the Policy) in return for an immediate cash settlement.  The purchaser of the Policy is then responsible for premiums payable on the Policy and will be entitled to receive the full face value from the insurance company upon maturation (i.e., upon the death of the insured).

The Advisor expects the Fund’s portfolio to include no less then 90% (measured as of the time the Fund’s assets are fully invested in Policies) of its Policies (or fractional interests in Policies, if applicable) where the issuing insurance company is rated B+ or better for financial stability by AMBEST and/or BB+ or better from S&P (or a rating of similar quality or better if rated by a different nationally recognized statistical ratings organization, i.e. investment grade).  The Advisor also expects to generally select only Policies within the life settlement marketplace that are issued by U.S. life insurance companies, where the insured is over the age of 65.

Prior to investing in any Policy, the Advisor will perform a due diligence review of the insured owner of the Policy.  Such review will include, but not limited to:  confirmation that the Policy is past its contestability period; that the Policy was issued after a full medical evaluation of the insured; that the Fund will be able to obtain unencumbered ownership of the Policy (for example, that the Policy is not pledged as collateral nor are there loans outstanding on the Policy); that the current medical condition of the insured is available; and generally that a family medical history – in particular of the parents of the insured – is available. The Advisor will then have a life expectancy evaluation of the insured performed by one or more independent life evaluation expectancy firms, in addition to the Advisor’s own evaluation.

In addition, the Advisor will take into consideration various economic factors with respect to the purchase of the Policy, including, without limitation, the existence of any cash value in the Policy, the face amount/death benefit of the Policy, estimated future premium payment liability and a discounted present value of the Policy based on an acceptable target internal rate of return.

The life expectancy of the insureds’ covered by the Policies held by the Fund is expected to range from 1 to 10 years.  The weighted average life expectancy of the Policies in the Fund are not expected to exceed 8 years.

The Advisor will strive to purchase Policies from multiple insurance companies in an effort to mitigate risk to the Fund due to deterioration in the claims paying ability of any particular insurance company.

The Fund is non-diversified. The Fund’s investments will be concentrated in the life insurance industry.

The Fund will be required to make ongoing premium payments for Policies in which it invests and will incur operating and other expenses.  The Fund  may have income from the maturity of the Policies to provide liquidity to help the Fund meet a portion of the estimated future Policy premium payments and the costs associated with the management of the Fund.  In order to address the Fund’s future liquidity needs, it is currently expected that the Fund will need to make future offerings of Units, preferred units and/or debt securities in order to meet all or a portion of its estimated future Policy premium payments and/or to make distributions (if any).

The Fund may also set aside a portion of its net asset to be used to make future Policy premium payments.  Accordingly, a portion of the Fund’s net assets may be invested in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Depending upon a number of factors, including valuation changes relating to Policies, increased life expectancies requiring increased premium reserves, and potentially other circumstances which may create additional liquidity needs, the Fund may invest, subject to its ability to liquidate its portfolio of Policies, up to 30% of its assets in cash and high quality, short-term debt securities.  However, the Fund does not intend to regularly invest a significant portion of its total assets in money market instruments and expects to fund future premium payments through the maturity proceeds of the Policies and/or through additional sales of Units.

The investment objective of the Fund is not fundamental and may be changed by the Board without the approval of the Unitholders.

The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.  However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Offering Memorandum or in the SAI.  Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.

USE OF LEVERAGE
The Fund intends to use leverage.  The Fund may borrow, issue debt securities or issue preferred shares for leveraging purposes or for other specific purposes up to the amount permitted under the 1940 Act.

(See “Principal Risks - Leverage Risk” in this Offering Memorandum.)

PRINCIPAL RISKS
Risk is inherent in all investing.  There is no assurance that the Fund will meet its investment objective.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
  No Operating History:  The Fund is a newly formed, non-diversified, closed-end management investment company that has no operating history upon which a potential investor can evaluate its performance.  Special risks apply during the Fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.
  Liquidity of Units; Limitations on Transfer.  The Fund does not intend to list its Units for trading on any national securities exchange.  There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable.  Because the Fund is a closed-end investment company with an indefinite term, its Units will not be redeemable at the option of a Member and the Units will not be exchangeable for interests of any other fund.  Liquidity may be provided to Members through (i) repurchase offers made from time to time by the Fund and/or (ii) direct sales of a Member’s Units to other clients of the Advisor that are coordinated by the Advisor.  There is no assurance that a Member tendering a Unit for repurchase in connection with a repurchase offer made by the Fund will have that Unit repurchased in that repurchase offer or that the Adviser will be able to facilitate a sale of a Member’s Units to its other clients.  Subject to the transfer restrictions, Members may be able to sell Units if they are able to find a Qualified Investor willing to purchase the Units, and in conformity with any Board procedures regarding transfer.  The transferability of Units will also be subject to certain restrictions contained in the Operating Agreement and imposed under applicable securities laws.  The Fund is designed primarily for long-term investors with 5 to 8 year investment horizons.  You should not invest in the Fund if you need a liquid investment.

  Portfolio Liquidity.  The market for Policies is less liquid than the equity and bond markets, and no active trading market currently exists for the Policies.  The Policies are thus not considered liquid.  Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books.  The limited liquidity of the Policies may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets.  Because of the lack of an active trading market, Policies will be priced using fair value procedures adopted by the Fund's Board.  The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund raise cash, additional equity, preferred stock or debt to meet  the premium payments on the Policies.  The substantial portion of the Fund’s assets invested in Policies may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and Unitholders.
  Performance Compensation.  The Advisor will generally be entitled to receive performance-based compensation.  This performance based compensation could create an incentive for the Advisor to make investment decisions on behalf of the Fund that are riskier and more speculative than would be the case in the absence of a performance allocation.  An investment in the Fund is speculative in nature due to, among other things, the uncertainty associated with estimating life expectancies.  In addition, because the Performance Allocation is calculated on a basis that includes unrealized appreciation of the Fund’s assets, the Performance Allocation may be greater than if it were based solely on realized gains.
  Concentration of Investments.  Because the Fund concentrates its investments in the life insurance industry, a development adversely affecting that industry would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.
  Non-Diversification.  The Fund has registered as a “non-diversified” investment company.  This means it may invest a larger percentage of its assets in one issuer than a diversified fund.  If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

  Inability to Make Premium Payments.  Premium payments are required to keep Policies in force.  If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse, and the Fund will lose its ownership interest in the Policy.  It is currently expected that the Fund will need to make future offerings of Units, preferred units and/or debt securities or borrow capital in order to meet at least a portion of its estimated future Policy premium payments.  There is no assurance that these offerings will be successful it raising sufficient assets or that the Fund will be able to borrow capital to meet the Policy’s premium payments.

  Leverage Risk.  Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred units or debt securities, if issued in the future.  There can be no assurance that the Fund’s leveraging strategy will be successful.  The Fund intends to use leverage, subject to the limitations of the 1940 Act (or any more restrictive terms imposed by lenders).  The Fund may borrow money or issue preferred units or debt securities for any purpose deemed appropriate by the Advisor and approved by the Board; such purposes may include, but are not limited to, the purchase of Policies, making premium payments on Policies, making distributions, meeting repurchase requests pursuant to tender offers, and for operational or portfolio management purposes.  Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Fund.  Because acquiring and maintaining Policies or other investments on margin or by the use of other leverage allows the Fund to acquire Policies or other investments worth more than its original capital investment in those investments, the amount that the Fund stands to lose in the event of adverse price movements will be increased in relation to the amount of its capital investment.  In the event of a sudden, precipitous drop in value of the Fund’s net assets, the Advisor might not be able to liquidate assets quickly enough to pay off the Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares, if any, or prepaying borrowings with the proceeds from the Fund’s investments, at what might be an inopportune time in the market.  Such actions could reduce the net earnings or returns to Unitholders over time.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, increasing the expenses of the Fund and reducing any net investment income.

  Valuation Risk.  The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  Although the Fund will seek to use independent pricing services to assist in pricing Policies, it is therefore expected that a substantial portion of the Fund’s assets will be priced using fair value procedures adopted by the Board.  Fair value of an asset is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the asset.  Many factors may influence the price at which the Fund could sell any particular Policy.  The sales price may well differ - higher or lower - from the Fund’s last valuation, and such differences could be significant.  Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations.  The sales price the Fund could receive for any particular Policy may differ from the Fund’s valuation of the Policy.  When the Fund employs its fair value methodologies, it may value those assets higher or lower than another fund using its own fair value methodologies to price the same assets.  The value given to the Fund’s securities and Policies will be used to calculate the Advisor’s fees and the Performance Allocation.  Therefore, a conflict may arise with respect to this responsibility given the Performance Allocation to be earned by the Advisor.
  Cash Management and Defensive Investing.  The Fund may invest, for defensive purposes or otherwise, a portion of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor deems appropriate under the circumstances.  Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk.  If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its objective.

  Other Risk Factors:  Relying on life insurance companies to make payments on the Policies involves certain risks.  These include the risk that the insurance companies will fail to meet their obligations under the Policies or fail to do so in a timely manner or become insolvent.  The Fund’s ability to hedge or otherwise mitigate such risks is limited to its ability to sell the Policies to other investors.  Although a market may develop for the Policies in the future, these instruments are generally considered illiquid.  Valuation of such instruments requires that a good faith “fair value” be assigned to each instrument after careful examination of a range of tangible and intangible inputs and even when appropriate valuation methodologies are fully carried out, there can be no assurance that such instruments can be sold at the values at which they may be carried.
  Tax Risks: The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on the Member’s own annual tax return, to the extent required, the Member’s distributive share of the Fund’s tax items of income, gain, deduction and loss.  If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.  It is expected that distributions paid to the Unitholders will normally consist of either or both interest and/or return of capital due to the fact that the Policies will be sold or mature.  (See “United Stated Federal Income Taxes” in this Offering Memorandum and “Tax Status” in the SAI.)
  Applicable Law and Regulatory Developments:  The Fund is a closed-end management investment company registered under the 1940 Act.  The Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the life of the Fund, the legal requirements to which the Fund may be subject could differ materially from current requirements.  It is impossible to predict if future regulatory developments might adversely affect the Fund.  Future regulations, if any, could have a material adverse impact on the Fund’s ability to conduct its business as described herein or even to continue doing business at all.  If it were determined that Policies are not securities under the 1940 Act, the Fund may not be eligible to register as an investment company under the 1940 Act.  If the Fund were required to deregister with the SEC, the Fund would no longer be subject to, and Unitholders would no longer benefit from, the investor protections of the 1940 Act.

  Time Risks:  The primary risk and determinant of return on investments in Policies is time.  The Fund will not receive a cash return on investment until the Policies in which it owns interests have matured (i.e., the insured has died and the life insurance company has paid out the death benefit).  The rate of return on a Policy cannot be calculated before the insured dies.  Advances in medical sciences may prolong the lives of insureds beyond that estimated.  The longer the insured lives, the lower the rate of return on the related Policy will be.
  Inability to Predict the Life Expectancy of an Insured.  Any estimate of life expectancy is based upon medical and actuarial data, and no one can predict with certainty when a particular insured will die.  Unanticipated delays in the collection of a substantial number of Policies, caused by underestimating an insured’s life expectancy, could have a material adverse effect on the Fund’s financial results, which, in turn, may have a material adverse effect on the Fund’s ability to make distributions to its Members or meet its Policy premium obligations.  Policies will mature earlier and/or later than estimated.  If maturities occur later than estimated, it can reduce return or create a loss of principal.
  Inability to Make Premium Payments.  If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse, and the Fund will lose its ownership interest in the Policy.  This can reduce return or create a loss of principal.
  Privacy Law Risks.  Privacy laws may limit the information available to the Advisor about insureds.  Incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the medical information been known to the Advisor.
  Volatility of Policies Market.  The Policies market has experienced substantial growth, which may affect the availability of Policies.  The market for the purchase of Policies is highly competitive.  There are few substantial barriers to prevent new competitors from entering this market.  The Advisor expects to face competition from existing competitors and new market entrants in the future.  As a result, the Advisor may not be able to acquire Policies on behalf of the Fund on a commercially viable basis.

Although the secondary insurance policy market is regulated, such market is not subject to government oversight, disclosure, accounting, auditing and financial standards that are equivalent to those the applicable to equities markets.  Accordingly, there can be no certainty that such markets will always be active; this may result in difficulty purchasing or selling Policies at desired prices and in desired quantities.
  Government Regulation.  The market for Policies may be subject to new government regulation that may impact the ability to purchase Policies.
  Refusal to Pay Benefits on Certain Policies.  Although the Fund will perform extensive steps to insure the Fund’s rights to each Policy, insurers may refuse to pay benefits on certain Policies on the basis that there was no “insurable interest” on the part of the purchaser of a Policy at the time such Policy was issued.
  Contestability of Policies.  Although the Fund will perform extensive steps to insure against the contestability of the Fund’s rights to each Policy, Policies may be subject to contest by the issuing life insurance company.  If the insurance company successfully contests a Policy, the Policy will be rescinded and declared void.
  Delays in Payment and Non-Payment of the Proceeds of Policies.  Any delays in collecting a substantial amount of the proceeds of Policies could have a material adverse effect on the Fund’s returns and, therefore, on its ability to make distributions to Members or meet its Policy premium obligations.
  Missing Insureds.  The Fund could incur substantial unplanned expenses in locating a missing insured and could experience substantial delays in collecting death benefits, which would affect the value of Policies.
  Pricing Risks.  The pricing of a Policy is dependent primarily upon the life expectancy of the insured, the net death benefit and the premium rate payable in respect of his or her Policy.  While the Fund will seek to acquire Policies on the lives of insureds in respect of whom competent medical diagnoses have been made, such diagnoses will not always prove to have been correct.  An error in pricing can reduce return or lead to the loss of principal.

  Credit Rating – Policy Providers:  Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.  A credit rating represents only the applicable rating agency’s opinion regarding financial strength and ability of the insurance company to meet its ongoing insurance policy and contract obligations.  In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value.  As a result, a credit rating may not fully reflect the risks inherent in the relevant insurance company.  Rating agencies may fail to make timely changes to credit ratings in response to subsequent events.
  Creditworthiness of the Issuing Life Insurance Company.  If an issuing life insurance company were to cease business operations and there were insufficient amounts available in the applicable state insurance guarantee fund to make payments in respect of any Policies issued by such insurance company, the ability of the Fund to make distributions to its Members could be materially and adversely affected.
  Credit Risk – Policy Providers:  Credit risk is the risk that an insurance company will become unable to meet its obligation to make payments.  In general, payments from insurance companies that have been assigned lower ratings carry a greater degree of risk that the insurance company will lose its ability to make payments, which could have a negative impact on the Fund’s net asset value or distributions.  Although ratings are not a guarantee or warranty of any kind, the Policies will be subject to certain eligibility criteria which include certain rating requirements.
  Insurance Industry Risk:  Because the Policies represent insurance company obligations, Fund investors may be exposed to additional risks.  The Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting the insurance industry.  For example, health care and insurance-related issuers may become subject to new government or third party payor reimbursement policies and national and state legislation which may affect the financial position of certain insurance companies.
  Insolvency Risk.  The Fund bears certain risks associated with the potential insolvency of insurance companies.  If an insurance company were to seek protection under the federal bankruptcy or state insolvency laws, payments due to the Fund may be delayed or reduced, which would affect the value of the Policies and thus the Fund’s net asset value.

SERVICER
The Fund has retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding the Policies pursuant to the terms of a Servicing Agreement.  FLS will perform certain administrative services for the Fund in respect of each Policy, including, without limitation: maintaining copies of documents evidencing the Fund’s purchase of Policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; and obtaining certain Policy illustrations.  FLS will maintain records of the names, addresses and phone numbers, and track the life status and contact information of, the individual insureds.  After the death of an insured, FLS will assist in obtaining a certified copy of the applicable death certificate and will assist in obtaining the death benefit by, among other things, coordinating the completion, preparation and submission of the claim for the death benefit under the applicable Policy.  FLS will also provide certain reports to the Fund relating to the Policies.

The Fund pays FLS an annual servicing fee as of January 1 of each year in the following amounts: (i) as of January 1 for the first two years in which the Fund holds a Policy, an amount equal to $5,000 per each Policy; and (ii) as of January 1 of each year thereafter, an amount equal to $3,000 per each Policy then held by the Fund.  The fees paid to FLS pursuant to the Servicing Agreement will be a Fund expense.

FLS is a life settlement provider that was formed in 2005 and is licensed to be a settlement provider by the insurance departments in 11 states.  Since inception, FLS has purchased over $1 billion in policy face value covering a wide array of policies on behalf of FLS, its affiliates and partners.  FLS is the exclusive policy originator for a joint venture between an FLS affiliate and an international financial services firm which has obtained a $135 million credit facility with a major European bank.

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC (the “Administrator”) serves as administrator and accounting agent for the Fund including preparing, coordinating and/or supervising reports, filings, marketing materials and tax returns, among other services for the Fund.  The Administrator also monitors and oversees the activities of the service providers to the Fund (i.e., custodian, fund accountants, etc.); handles expense accruals; and performs such additional services as may be agreed upon by each company and the Administrator.  The Administrator also serves as transfer and dividend disbursing agent and maintains and preserves certain books and records of the Fund.  The Administrator has entered into an Administration Servicing Agreement with the Fund and is entitled to a fee for these services.  (See “Fees and Expenses” in this Offering Memorandum.)

CUSTODIAN FOR THE FUND
U.S. Bank, N.A. serves as custodian (sometimes referred to as the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee of $3,000.  The Custodian will hold such of the agreements with the holders of the Policies as is necessary to evidence the Fund’s ownership of the Policies.

VOTING
Each Member has the right to cast votes equal to the percentage of Units held compared to the total number of Units outstanding at a meeting of Members called by the Board.  The Operating Agreement provides for shareholder voting as required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund and may not act for or bind the Fund.

CONFLICTS OF INTEREST
The investment and other business activities of the Advisor, and its affiliates, officers, Board Members, partners and employees, with respect to their own accounts and the accounts they manage for others may give rise to conflicts of interest in relation to the Fund.  The Advisor has adopted written policies and procedures that address conflicts of interests in its business operations.  (See “Management of the Fund” in the SAI.)

PURCHASE OF UNITS; TRANSFERS OF UNITS
The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds two (2) business days prior to the acceptance date set by the Fund.  The Fund reserves the right to reject in its complete and absolute discretion any application for Units.  Generally, the minimum initial investment is $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher minimum investment requirements than the Fund, and may independently charge transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge.  (See also, “Net Asset Valuation” and “Qualified Investors.”)  RIM Securities LLC acts as the distributor (“Distributor”) of the Units on a best-efforts basis, subject to various conditions.  The Fund may also distribute Units through other brokers or dealers.

Pending investment in the Fund, the proceeds of the offering will be placed by the Distributor in an interest-bearing escrow account in U.S. Bank, N.A., pending the closing of such offering.  After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund’s investment policies as soon as reasonably practicable.  (See “Use of Proceeds”  and  “Purchase of Units” in this Offering Memorandum.)

The Fund also reserves the right to suspend purchases of Units at any time.

The Fund currently expects that its investors will include Rochdale Alternative Total Return Offshore Fund, LP (the “Offshore Fund”), a Cayman Islands exempted limited partnership for which the Advisor will serve as investment manager.  It is currently expected that the Offshore Fund will invest all or substantially all of its assets in the Fund.  Investors in the Offshore Fund are generally expected to include non-U.S. persons.  The Offshore Company will not receive any special rights with respect to its investment in the Fund.

Generally, Units may be transferred only (i) due to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under limited circumstances, with the written consent of the Board pursuant to written procedures.  The Board will consider consenting to:  (a) a transfer where the tax basis of the Units in the hands of the transferee is determined by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (b) a transfer to a Member’s immediate family member (sibling, spouse, parent, and child) or (c) transfers of a type and involving circumstances which the Board has determined to not endanger the Fund’s exemptions from the Securities Act, or registration under the 1940 Act or violate other applicable laws.

FISCAL YEAR	The Fund’s taxable year is the period ending December 31.
MANDATORY REDEMPTION
By purchasing Units of the Fund, each new Member will be bound by the Operating Agreement.  Under the Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Advisor determines or has reason to believe, among other things, that a transfer has been made  in contravention of the Operating Agreement.  Any such redemption may adversely affect the remaining Unitholders.  (See “Summary of Operating Agreement” in this Offering Memorandum.)

TAXES
Many closed-end investment companies elect to be taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended.  The Fund will not make this election and instead intends to operate as a partnership for U.S. federal income tax purposes.  The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on the Member’s own annual tax return, to the extent required, the Member’s distributive share of the Fund’s tax items of income, gain, deduction and loss, regardless of whether such income is distributed.  If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.  Moreover, the Fund intends to invest in Policies that generally will require ongoing payment of premiums, the funds for which may be obtained in whole or in part from payments on maturing Policies.  Accordingly, investors in the Fund may recognize taxable income in respect of a maturing Policy despite the fact that the proceeds of such Policy may be used to pay premiums on ongoing Policies.  Further, amounts allocable to non-U.S. Members may be subject to gross basis withholding of U.S. federal income taxes.  There can be no assurance that the tax authorities will accept the position of the Fund relating to the consequences of its investment transactions.  (See “United States Federal Income Taxes” in this Offering Memorandum and “Tax Status” in the SAI.)

DISTRIBUTIONS TO UNITHOLDERS
The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.  Whether or not distributions are made, Members will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund’s taxable income, and will have to pay these taxes from sources other than Fund distributions.

Notwithstanding the foregoing, upon the second anniversary of the Fund’s closing, the Board will consider adopting a policy of making distributions to Members on a semiannual basis in aggregate amounts determined solely by the Board; provided, however, that the Fund will retain amounts necessary to make premium payments on its Policies.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, the net gains will be either be used to acquire additional policies, make annual premium payments, or be considered for a full or partial distribution once a year (unless otherwise permitted by the 1940 Act).  The Fund will make distributions only if authorized by the Board and declared by the Fund out of assets legally available for these distributions.

ERISA CONSIDERATIONS
Persons and entities subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may not purchase Units in the Fund.

QUALIFIED INVESTORS	A “Qualified Investor” must be an Accredited Investor and a Qualified Client. (See “Qualified Investors” in this Offering Memorandum.)
INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk.  It is possible that you may lose some or all of your money.  Before making an investment decision, you should, among other things:  (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs.  An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt entities and organizations.  The Fund is an illiquid investment.  Members have no right to require the Fund to redeem their Units.  You should invest in the Fund only money that you can afford to lose and you should not invest money to which you will need access in the short-term or on a frequent basis.  In addition, you should be aware of how the Fund’s investment strategies fit into your overall investment portfolio because an investment in Units is not intended to be, by itself, a well-balanced investment for a particular investor.

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Offering Memorandum.  As an investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Offering Memorandum is an offer to sell or a solicitation of an offer to buy the securities it describes only under the circumstances and in jurisdictions where and to persons which it is lawful to do so.  The information contained in this Offering Memorandum is current only as of the date hereof.

REPORTS
The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for investors to complete federal and state income tax or information returns, along with any other tax information required by law.

The Fund also will send to investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, there are no financial highlights available at this time.

THE FUND AND THE OFFERING

This section of the Offering Memorandum expands on the summary information set forth in the preceding Summary.  Capitalized Terms used in this section have the meanings given such terms in the Summary.

The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life insurance policies at a discount to face value.  The Fund is expected to have low volatility and low correlation with the U.S. equity markets.  There can be no assurance that the Fund’s investment objective will be achieved.

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized in Delaware as a limited liability company on November 18, 2010.  The Fund intends to be treated as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended.  The Fund’s Board of Managers (“Board”) is responsible for overseeing the management and operations of the Fund. As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 570 Lexington Avenue, New York, New York 10022-6837, and its telephone number is (212) 702-3500.  The Units will be offered at net asset value.  No Unitholder will have the right to require the Fund to redeem any Units.  Units will, upon issue, be fully-paid and non-assessable and Unitholders will have no preemptive or other rights to subscribe to any additional Units or other securities.  Upon purchasing one or more Units, an investor will be required to sign the Operating Agreement and will be bound by its terms.  A copy of the Operating Agreement appears as Appendix A to this Offering Memorandum and a brief summary of its provisions appears in this Offering Memorandum under the heading “Summary of Operating Agreement.”

This Offering Memorandum has been filed by the Fund pursuant to Section 8(b) of the 1940 Act.  Units have not, however, been registered under the 1933 Act, as Units will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act, and “qualified clients” within the meaning of Rule 205-3 under the Advisers Act.  Neither the Fund, any member of the Board of Mangers or the Advisor in its capacity as such has made any representation as to the suitability of purchasing any Units for any prospective investor.  Any prospective investor considering an investment in the Units should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.

USE OF PROCEEDS

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objective and policies within approximately 12 months after the completion of the offering. The Fund will pay organizational and offering expenses estimated to be $200,000 from the proceeds of this offering. Pending such investment, it is anticipated that the proceeds, which may be substantial, will be invested in short-term, high quality debt securities, repurchase agreements or money market funds.  In addition, the Advisor may maintain a portion of the Fund’s assets in money market instruments or cash to meet operational needs (including to make ongoing premium payments), as may be deemed necessary or appropriate by the Adviser from time to time.  The Fund may seek additional investors to fund the purchase of Policies and/or to make ongoing premium payments.  If the Fund maintains a significant portion of its assets in money market instruments or cash, that could prevent the Fund from achieving its investment objective.

MANAGEMENT OF THE FUND

Board Members and Officers

The Board is responsible for the Fund’s management, including supervision of the duties performed by the Advisor. The names and business addresses of the Board Members and the Fund’s officers and their principal occupations and other affiliations during the past five years appears in the SAI.

Investment Adviser

Rochdale Investment Management LLC, a Delaware limited liability company, serves as investment advisor (the “Advisor”) of the Fund.  The Advisor has been registered as an investment adviser with the SEC since 1986.  The address of the Advisor is 570 Lexington Avenue, New York, 10022.  The Advisor is wholly-owned by Acebes, D’Allesandro & Associates, LLC, and is controlled by Carl Acebes and Garrett R. D’Allesandro.  As of October 31, 2010, the Advisor had approximately $3.3 billion under management.  The Advisor is responsible for day-to-day investment advisory and management services to the Fund, including oversight of the Fund’s service providers, all under the general oversight of the Fund’s Board.  Pursuant to its Investment Management Agreement with the Advisor, the Fund will pay the Advisor an investment management fee at an annual aggregate rate of 1.75% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases.  A discussion of the factors that the Board considered in approving the Fund’s investment advisory agreement will be contained in the Fund’s semi-annual report to Unitholders for the fiscal period ended December 31, 2010.  The Advisor is also entitled to receive a service fee at an annual aggregate rate of 0.25% of the Fund’s month-end net assets under the terms of a Service Agreement approved by the Board.

The following individuals will have primary responsibility for managing the Fund at inception.  The SAI provides additional information about such individuals’ compensation, other accounts managed by such individuals and their ownership of securities of the Fund.

PORTFOLIO MANAGER	RECENT PROFESSIONAL EXPERIENCE
Garrett R. D’Alessandro, CFA
Mr. D’Alessandro is Chief Executive Officer, President, and Co-Chief Investment Officer of Rochdale Investment Management LLC.

In addition to daily management of the firm, Mr. D’Alessandro directs the portfolio management strategies and investment research efforts and determines those companies that satisfy the firm’s investment criteria for inclusion in client portfolios. Prior to Rochdale, he was a Certified Public Accountant and an Audit Manager with KPMG Peat Marwick.

Mr. D’Alessandro received his M.B.A. in finance from the Stern School of Business at New York University.  He holds the Chartered Financial Analyst designation, the chartered alternative investment analyst designation (CAIA) and is a member of the New York Society of Security Analysts and the CFA Institute.  Mr. D’Alessandro makes presentations on current investment issues to financial professionals throughout the country and has been featured in various media including CNBC, The Financial Network, Practical Accountant, and New Jersey CPA.  Mr. D’Alessandro has competed in the Hawaii Ironman World Championship and the Half Ironman World Championship and supporter of numerous charitable and civic organizations.

Carl Acebes	Mr. Acebes is Chairman, Co-Chief Investment Officer and Founder of Rochdale Investment Management LLC.

Mr. Acebes’ investment career encompasses some of the financial industry’s first attempts, beginning in 1969, to apply computerization to the analysis and management of institutional portfolios through the application of Modern Portfolio Theory.  In the early 1970s, Mr. Acebes developed the foundation for the investment disciplines that today are central to Rochdale Investment Management’s capabilities. Mr. Acebes has successfully managed money since 1974.  As Co-Chief Investment Officer and majority shareholder of Rochdale Investment Management, Mr. Acebes continues to head the team of investment professionals at Rochdale and is intricately involved in the firm’s day-to-day investment management and research work.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life insurance policies at a discount to face value.  The Fund is expected to have low volatility and low correlation with the U.S. equity markets.  There can be no assurance that the Fund’s investment objective will be achieved.

The Fund will pursue its investment objective by normally investing substantially all of its assets in Policies.  Policies may include, without limitation, whole, universal, survivorship, and other types of life insurance policies.  While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

For purposes of the Fund’s investment objective, “low volatility” means expected monthly net asset value fluctuations (after consideration for distributions of principal and interest) of Units that are no greater than the annualized monthly ups and downs of 30% of the average annual return of the Standard & Poor’s 500-stock index over a three-year rolling period.

A “life settlement” is the transfer of the beneficial interest in a Policy by the underlying insured person to a third party.  The Policy owner transfers his or her Policy at a discount to its face value (i.e., the payment amount set forth in the Policy that is payable on the death of the insured or upon maturity of the Policy) in return for an immediate cash settlement.  The purchaser of the Policy is then responsible for premiums payable on the Policy and will be entitled to receive the full face value from the insurance company upon maturation (i.e., upon the death of the insured).

The Advisor expects the Fund’s portfolio to include no less then 90% (measured as of the time the Fund’s assets are fully invested in Policies) of its Policies (or fractional interests in Policies, if applicable) where the issuing insurance company is rated B+ or better for financial stability by AMBEST and/or BB+ or better from S&P (or a rating of similar quality or better if rated by a different nationally recognized statistical ratings organization, i.e. investment grade).  The Advisor also expects to generally select only Policies within the life settlement marketplace that are issued by U.S. life insurance companies, where the insured is over the age of 65.

Prior to investing in any Policy, the Advisor will perform a due diligence review of the insured owner of the Policy.  Such review will include, but not limited to:  confirmation that the Policy is past its contestability period; that the Policy was issued after a full medical evaluation of the insured; that the Fund will be able to obtain unencumbered ownership of the Policy (for example, that the Policy is not pledged as collateral nor are there loans outstanding on the Policy); that the current medical condition of the insured is available; and generally that a family medical history – in particular of the parents of the insured – is available.  The Advisor will then have a life expectancy evaluation of the insured performed by one or more independent life evaluation expectancy firms, in addition to the Advisor’s own evaluation.

In addition, the Advisor will take into consideration various economic factors with respect to the purchase of the Policy, including, without limitation, the existence of any cash value in the Policy, the face amount/death benefit of the Policy, estimated future premium payment liability and a discounted present value of the Policy based on an acceptable target internal rate of return.

The life expectancy of the insureds’ covered by the Policies held by the Fund is expected to range from 1 to 10 years.  The weighted average life expectancy of the Policies in the Fund will not exceed 8 years.

The Advisor will strive to purchase Policies from multiple insurance companies in an effort to mitigate risk to the Fund due to deterioration in the claims paying ability of any particular insurance company.

The Fund will be required to make ongoing premium payments for Policies in which it invests and will incur operating and other expenses.  The Fund may have income from the maturity of the Policies to provide liquidity to help the Fund meet a portion of the estimated future Policy premium payments and the costs associated with the management of the Fund.  In order to address the Fund’s future liquidity needs, it is currently expected that the Fund will need to make future offerings of Units, preferred units and/or debt securities in order to meet all or a portion of its estimated future Policy premium payments and/or to make distributions (if any).

The Fund may also set aside a portion of its net asset to be used to make future Policy premium payments.  Accordingly, a portion of the Fund’s net assets may be invested in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Depending upon a number of factors, including valuation changes relating to Policies, increased life expectancies requiring increased premium reserves, and potentially other circumstances which may create additional liquidity needs, the Fund may invest, subject to its ability to liquidate its portfolio of Policies, up to 30% of its assets in cash and high quality, short-term debt securities.  However, the Fund does not intend to regularly invest a significant portion of its total assets in money market instruments and expects to fund premium payments through the maturity proceeds of the Policies and/or through additional sales of Units.

The Fund is non-diversified. The Fund’s investments will be concentrated in the life insurance industry.  The investment objective of the Fund is not fundamental and may be changed by the Board without the approval of the Unitholders.

The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI.  However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Offering Memorandum or in the SAI.  Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.

The Fund intends to use leverage.  The Fund may borrow, issue debt securities or issue preferred shares for leveraging purposes or for other specific purposes up to the amount permitted under the 1940 Act.

(See “Principal Risks - Leverage Risk” in this Offering Memorandum.)

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that their investment programs will be successful. In particular, the Advisor’s use of leverage, the Fund’s limited diversification and the limited liquidity of the Policies, in certain circumstances, can result in or contribute to significant losses to the Fund. Potential investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Unitholders could lose some or all of their investment.

PRINCIPAL RISKS

Risk is inherent in all investing.  There is no assurance that the Fund will meet its investment objective.  The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly.  You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.

No Operating History.  The Fund is a newly formed, non-diversified, closed-end management investment company and has no operating history upon which a potential investor can evaluate its performance.  Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Dependence on Advisor.  The success of the Fund depends primarily upon the ability of the Advisor to create selection criteria which result in an appropriate portfolio of Policies.  The value of your investment may decrease if the Advisor’s judgment about the quality, relative yield, value or market trends affecting a particular Policy or other asset is incorrect.   The Advisor is dependent on key personnel.  To the extent that such key personnel were to depart, the Advisor’s ability to develop and implement the Fund’s investment program may be impacted adversely.

Liquidity of Units; Limitations on Transfer.  The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company with an indefinite term, its Units will not be redeemable at the option of a Member and the Units will not be exchangeable for interests of any other fund. Liquidity may be provided to Members through (i) repurchase offers made from time to time by the Fund and/or (ii) direct sales to of a Member’s Units to other clients of the Advisor that are coordinated by the Advisor.  There is no assurance that a Member tendering a Unit for repurchase in connection with a repurchase offer made by the Fund will have that Unit repurchased in that repurchase offer or that the Adviser will be able to facilitate a sale of a Member’s Units to its other clients. Members may be able to sell Units if they are able to find a Qualified Investor willing to purchase the Units, and in conformity with any Board procedures regarding transfer. The transferability of Units will also be subject to certain restrictions contained in the Operating Agreement and imposed under applicable securities laws.  The Fund is designed primarily for long-term investors with 5 to 8 year investment horizons.  You should not invest in the Fund if you need a liquid investment.

Portfolio Liquidity.  The market for Policies is less liquid than the equity and bond markets, and no active trading market currently exists for the Policies.  The Policies are thus not considered liquid.  Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books.  The limited liquidity of the Policies may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets.  Because of the lack of an active trading market, Policies will be priced using fair value procedures adopted by the Fund's Board.  The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund raise cash, additional equity, preferred stock or debt to meet premium payments on the Policies.  The substantial portion of the Fund’s assets invested in Policies may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and Unitholders.

Performance Compensation.  The Advisor will generally be entitled to receive performance-based compensation.  This performance based compensation could create an incentive for the Advisor to make investment decisions on behalf of the Fund that are riskier and more speculative than would be the case in the absence of a performance allocation.  An investment in the Fund is speculative in nature due to, among other things, the uncertainty associated with estimating life expectancies.  In addition, because the Performance Allocation is calculated on a basis that includes unrealized appreciation of the Fund’s assets, the Performance Allocation may be greater than if it were based solely on realized gains.

Concentration of Investments.  Because the Fund concentrates its investments in the life insurance industry, a development adversely affecting that industry would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

Non-Diversification.  The Fund has registered as a “non-diversified” investment company. This means it may invest a larger percentage of its assets in one issuer than a diversified fund. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

Leverage Risk.  Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred units or debt securities, if issued in the future.  There can be no assurance that the Fund’s leveraging strategy will be successful.  The Fund intends to use leverage subject to the limitations of the 1940 Act (or any more restrictive terms imposed by lenders).  The Fund may borrow money or issue preferred units or debt securities for any purpose deemed appropriate by the Advisor and approved by the Board; such purposes may include, but are not limited to, the purchase of Policies, making premium payments on Policies, making distributions, meeting repurchase requests pursuant to tender offers, and for operational or portfolio management purposes.  Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the extent of the changes in the value of the Fund.  Because acquiring and maintaining Policies or other investments on margin or by the use of other leverage allows the Fund to acquire Policies or other investments worth more than its original capital investment in those investments, the amount that the Fund stands to lose in the event of adverse price movements will be increased in relation to the amount of its capital investment.  In the event of a sudden, precipitous drop in value of the Fund’s net assets, the Advisor might not be able to liquidate assets quickly enough to pay off the Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred units, if any, or prepaying borrowings with the proceeds from the Fund’s investments, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Unitholders over time.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, increasing the expenses of the Fund and reducing any net investment income.

Valuation Risk.  The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  Although the Fund will seek to use independent pricing services to assist in pricing Policies, it is therefore expected that a substantial portion of the Fund’s assets will be priced using fair value procedures adopted by the Board.  Fair value of an asset is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the asset.  Many factors may influence the price at which the Fund could sell any particular Policy.  The sales price may well differ - higher or lower - from the Fund’s last valuation, and such differences could be significant.  Valuing assets using fair value methodologies involves greater reliance on judgment than valuing assets based on market quotations.  The sales price the Fund could receive for any particular Policy may differ from the Fund’s valuation of the Policy.  When the Fund employs its fair value methodologies, it may value those assets higher or lower than another fund using its own fair value methodologies to price the same assets.  The value given to the Fund’s securities and Policies will be used to calculate the Advisor’s fees and the Performance Allocation.  Therefore, a conflict may arise with respect to this responsibility given the Performance Allocation to be earned by the Advisor.

Cash Management and Defensive Investing.  The Fund may invest, for defensive purposes or otherwise, a portion of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Advisor deems appropriate under the circumstances.  Money market instruments or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its objective.

Investment and Market Risk.  An investment in the Fund is subject to risk, including the possible loss of the entire principal amount that you invest. Your investment in Units represents an indirect investment in the Policies and other securities owned by the Fund. Your Units at any point in time may be worth less than your original investment, even after taking into account the reinvestment of the Policy proceeds.  The recent financial crisis has caused a significant decline in the value and liquidity of many securities.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, but such support may eventually be withdrawn.

Inability to Make Premium Payments.  Premium payments are required to keep Policies in force.  If the Fund is unable to make premium payments on a Policy due to liquidity issues or for any other reason, the Policy will lapse, and the Fund will lose its ownership interest in the Policy.  It is currently expected that the Fund will need to make future offerings of Units, preferred units and/or debt securities  or borrow capital in order to meet at least a portion of its estimated future Policy premium payments.  There is no assurance that these offerings will be successful it raising sufficient assets or that the Fund will be able to borrow capital to meet the Fund’s premium payments.

Dilution.  The Fund will accept additional subscriptions for Units as determined by the Board, in its sole discretion.  Additional purchases will increase the capital equity or increase the debt of the Fund which will be used to acquire additional Policies, make annual premium payments or make distribution payments.  These additional equity or debt raises will increase the Members of the Fund, which could have an adverse impact on the existing Members’ Units in the Fund if future Fund investments funded by the additional purchases underperform the prior investments or if the proceeds of the additional purchases are used to pay premium liabilities.

Tax Risks.  Special tax risks are associated with an investment in the Fund.  The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on the Member’s own annual tax return, to the extent required, the Member’s distributive share of the Fund’s tax items of income, gain, deduction and loss, regardless of whether any amounts are distributed.  If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.    Moreover, the Fund intends to invest in Policies that generally will require ongoing payment of premiums, the funds for which may be obtained in whole or in part from payments on maturing Policies.  Accordingly, investors in the Fund may recognize taxable income in respect of a maturing Policy despite the fact that the proceeds of such Policy must be used to pay premiums on ongoing Policies.  Further, amounts allocable to non-U.S. Members may be subject to gross basis withholding of U.S. federal income taxes.  There can be no assurance that the tax authorities will accept the position of the Fund relating to the consequences of its investment transactions.  The “United States Federal Income Taxes” section of the Offering Memorandum and the “Tax Status” section of the SAI describe in more detail the tax risks posed by an investment in the Fund.

Suitability for Purchase.  No representation is made in this Offering Memorandum as to the suitability of purchasing any Units for any prospective investor.  Any prospective investor considering an investment in the Units should seek independent advice as to whether such investment is appropriate and suitable for such investor in view of the financial, liquidity, regulatory, tax, accounting or other considerations relevant to such investor.  The Fund is not intended to be a complete investment program.

Applicable Law and Regulatory Developments.  The Fund is a closed-end management investment company registered under the 1940 Act.  The Fund must comply with various legal requirements, including requirements imposed by the federal securities laws and tax laws.  Should any of those laws change over the life of the Fund, the legal requirements to which the Fund may be subject could differ materially from current requirements.  It is impossible to predict if future regulatory developments might adversely affect the Fund.  Future regulations, if any, could have a material adverse impact on the Fund’s ability to conduct its business as described herein or even to continue doing business at all. If it were determined that Policies are not securities under the 1940 Act, the Fund may not be eligible to register as an investment company under the 1940 Act.  If the Fund were required to deregister with the SEC, the Fund would no longer be subject to, and Unitholders would no longer benefit from, the investor protections of the 1940 Act.

Insurance Policy Risks    Time Risks:  The primary risk and determinant of return on investments in Policies is time.  The Fund will not receive a cash return on investment until the Policies in which it owns interests have matured (i.e., the insured has died and the life insurance company has paid out the death benefit).  The rate of return on a Policy cannot be calculated before the insured dies.  Advances in medical sciences may prolong the lives of insureds beyond that estimated due to, for example, the condition giving rise to a terminal diagnosis being treated or cured.  The longer the insured lives, the lower the rate of return on the related Policy will be.

Inability to Predict the Life Expectancy of an Insured.  Life expectancy is a significant factor in determining the purchase price of a Policy.  Any insured can live significantly shorter or longer than his or her life expectancy.  Any estimate of life expectancy is based upon medical and actuarial data, and no one can predict with certainty when a particular insured will die.  The Advisor will obtain estimated life expectancies for Policies from an independent practicing physician or medical review service.  However, any such life expectancy is an estimate of how long the insured will live based upon medical and actuarial data.  Within any given portfolio of Policies, there may be insureds who die earlier than expected, who die when expected, and who live longer than expected.  If maturities occur later than estimated, it can reduce return or create a loss of principal.

Some factors that may affect the accuracy of the predictions are: (i) the experience and qualifications of the independent practicing physician(s) or medical review service(s) providing the estimate of life expectancy; (ii) the nature of the insured’s illness(es) or health conditions; (iii) future improvements in medical treatments and cures; (iv) improved living habits of the insureds resulting in better health; and (v) fraud or misrepresentation by the insured.

Unanticipated delays in the collection of a substantial number of Policies, caused by underestimating an insured’s life expectancy, could have a material adverse effect on the Fund’s financial results, which, in turn, may have a material adverse effect on the Fund’s ability to make distributions to its Members or meet the Policy premium payments.  Policies will mature earlier and/or later than estimated.

Additionally, if the insured lives longer than the life expectancy used by the Advisor to determine the purchase price of Policies, while payment by the insurance company is not at risk, the Fund’s return on the investment in the Policies will diminish over time.  In extreme circumstances, it is possible an insured may live well beyond his or her life expectancy, in which case the cost of paying premiums on Policies for longer than anticipated, in addition to the initial cost of the Policies, may result in a loss to the Fund.  It is possible that some Policies will, over time, be allowed to lapse or be sold in circumstances where it becomes uneconomic to keep making premium payments.

Privacy Law Risks.  Privacy laws and other factors may limit the information available to the Advisor about the insureds, particularly after the purchase of a Policy.  The Advisor receives medical and other confidential information of insureds and Policy owners wishing to sell their Policies.  If these insureds and Policy owners do choose to sell a Policy, they consent to the release of some of their confidential medical and identifying information to the Advisor.  However, some of the information, such as medical records and contact information of the insured, may not be released to the Advisor because of the sensitive nature of this information.

Policy providers are limited by law in how often they may contact an insured to inquire into their medical condition.  Also, under the Health Insurance Portability and Accountability Act, as amended (“HIPAA”), the federal law which governs the release of medical records from medical records custodians, the insured or Policy owner may revoke their authorization for the Advisor to receive medical records at any time, leaving the Advisor unable to receive additional medical records after the purchase of the Policy.  Because medical information is a critical component to ongoing valuations of Policies, incomplete or inaccurate information regarding an insured can cause the Fund to hold a Policy at a different carrying value than would have been the case had the medical information been known to the Advisor.

In addition, the Advisor may lose contact with an insured after the purchase of a Policy, causing a delay in ascertaining that an insured has died, or in obtaining the required documentation needed to claim the insured’s death benefit.  For example, the insured may move after the sale of the Policy and not notify the Advisor.  At the time of the purchase of the Policy, the Advisor will usually obtain contact information for the insured and/or a close family friend or relative so that it can maintain contact with them.  In addition, the Advisor (or its service providers) subscribes to various databases that use public records and other information to track individuals.  The Advisor (or its service providers) also subscribes to services that provide notice if an insured’s social security number is retired due to death so that it can begin the process of obtaining a death certificate and arranging for the payout of the Policy.  Despite these various services, it is still possible to lose contact with an insured, making any additional updates of medical condition for the insured impossible.  Consequently, the Fund could incur substantial unplanned expenses in locating a missing insured and could experience substantial delays in collecting death benefits, which would affect the value of Policies held by the Fund.  However, loss of contact with the insured does not invalidate the Fund’s ownership or beneficial rights in the Policy because ownership rights as well as beneficiary rights are transferred when the Policy is sold.  Any such loss of contact could possibly cause a delay in obtaining a death certificate for the insured, thus delaying the payout of benefits on the Policy.

Volatility of Policies Market.  The Policies market has experienced substantial growth in the past and may experience substantial growth in the future, which may affect the availability of Policies.  The market for the purchase of Policies is highly competitive.  There are few substantial barriers to prevent new competitors from entering this market.  The Advisor expects to face competition from existing competitors and new market entrants in the future.  As a result, the Advisor may not be able to acquire Policies on behalf of the Fund on a commercially viable basis.  Changes in the economy and other changed circumstances may result in a reduced supply of Policies and could result from, among other things, improvement in the economy, generating higher investment returns to individuals from their investment portfolios so that they do not need to sell their Policies to third party purchasers.

Although the secondary insurance policy market is regulated, such market is not currently subject to government oversight, disclosure, accounting, auditing and financial standards that are equivalent to those applicable to the equities markets.  Accordingly, there can be no certainty that such markets will always be active; this may result in difficulty in purchasing or selling Policies at desired prices and in desired quantities.

Further, as the world market and demand for Policies increases, this will affect bidding prices for Policies.  There is a risk that worldwide demand may increase Policy acquisition costs above those currently estimated and require the Advisor to reconsider the manner in which it operates on behalf of the Fund.  Increased costs associated with the acquisition of Policies may reduce the performance of the Fund and, therefore, amounts available for distribution to the Members.

There can be no assurance that Policies will be available for purchase by the Advisor, on behalf of the Fund, upon satisfactory or competitive terms.

Government regulation.  The market for Policies may be subject to new government regulation that may impact the ability to obtain Policies.  The sellers of Policies are typically elderly, and some have limited capacities.  There is a risk that the process of acquiring Policies may result in increased government regulation and restriction in the future, increasing costs and reducing the availability of Policies for purchase.

Also, insurance companies that issue Policies have factored life insurance lapses for non-payment of premiums into their pricing structures.  When a Policy is assigned to a third party, the likelihood of premium payments becomes more secure and fewer Policies lapse, thus affecting financial projections, pricing decisions, and profit margins for insurance companies.  Insurance companies may seek regulation or changes of law restricting or otherwise encumbering the transfer of Policies.  No assurance can be made that insurance companies will not be successful in limiting the supply of Policies available for purchase.

Many states within the United States regulate Policies and insurance premium finance transactions.  In many states, companies that purchase Policies directly from the original Policy owner, as well as insurance premium finance companies, are required to be licensed as such by a state insurance department or state financial institutions department.  Additionally, certain terms of such transactions are often regulated, and the extent of such regulation varies greatly from state to state.  Not all states have straight-forward regulation of Policies or premium finance lending, and the activities of the Fund could be subject to, among other things, insurance regulation and laws concerning the privacy of medical records, such as HIPAA.  Additionally, several state legislatures have recently considered new laws and amendments to existing laws that, if enacted, could have a material adverse effect on Policy businesses.  New legislation or a change in existing legislation in a state could also make compliance with such laws and regulations more difficult.  Any of these developments could have a material adverse effect on the ability of the Fund to accomplish its investment objectives.

Although the Fund will look to perfect its interest in the Policies and does not expect insurers to not pay benefits, insurers may refuse to pay benefits on certain Policies on the basis that there was no insurable interest at the time a Policy was issued.  All states within the United States require that an original purchaser at the time of issuance of a Policy insuring the life of an individual have an “insurable interest” in such individual’s life.  Where a Policy has been issued to a Policy holder without an insurable interest, the Policy may be voided and the insurer is not liable on the Policy but must usually refund all premium payments, usually without interest.  Generally, there are two forms of insurable interests in the life of an individual, familial and financial.  Additionally, an individual is deemed to have an insurable interest in his or her own life.  It is a common practice for an individual, as a grantor or settlor, to form a trust, usually called an irrevocable life insurance trust, or “ILIT,” to purchase and hold a Policy insuring the life of the grantor or settlor, where the beneficiaries of the trust are persons who themselves, by virtue of certain blood relationships with the grantor or settlor, also have an insurable interest in the life of the insured.  Certain states within the United States have provided that a trust can have an insurable interest in the life of an insured.  Recently the issue of a lack of insurable interest has been raised by insurers and beneficiaries of estates mostly in the context of policies the premiums of which have been financed under certain kinds of programs, so-called “stranger originated life insurance” or “STOLI” policies.  State insurance regulatory authorities are examining practices and transaction structures in premium finance programs and may impose restrictions on the establishment of ILITs, the length of the term of premium finance loans, or enact regulations concerning the length of time a Policy must be held before premiums may be financed or the policy can be sold.  Additionally, courts interpreting state “insurable interest” statutes may decide that an ILIT formed in a state other than the state where the insured resided is not valid and did not, under the laws of the state where the insured resided, have an insurable interest in the life of the insured.  Any such regulation passed by insurance regulatory authorities in states where a large number of insureds reside, or unanticipated delays in the payment of a significant number of Policies, or the refusal of insurance companies to pay benefits on a significant number of Policies, would affect the availability of Policies for purchase by the Fund and the value of such Policies and would have a material adverse effect on the ability of the Fund to accomplish its investment objectives.  A state insurance regulatory authority or a court located in the insured’s state of residence may determine that the ILIT does not have an insurable interest in the life of the insured under the laws of the insured’s state of residence.  Any such determination could cause the related Policy to be unenforceable and could result in a loss to the Fund with respect to such Policy.

Refusal to Pay Benefits on Certain Policies.  Although the Fund will perform extensive steps to insure the Fund’s rights to each Policy, insurers may refuse to pay benefits on certain Policies on the basis that there was no “insurable interest” on the part of the purchaser of a Policy at the time such Policy was issued.

Contestability of Policies.  Although the Fund will perform extensive steps to insure against the contestability of the Fund’s rights to each Policy, Policies may be subject to contest by the issuing life insurance company.  Most Policies have contestability clauses that allow insurance companies to challenge the validity of a policy if a claim for benefits is made within a specified period of the effective date of the Policy (usually two or more years).  When an insurance company contests a benefit payment claim, it asserts that there is legal justification to deny payment of the Policy benefits.  Among the legal justifications used by insurance companies within the contestability period are suicides, homicides by interested parties, and false statements relating to the health and well-being of the insured on the Policy application.  The insurance company will not pay benefits if the insured dies within the contestability period and the insurance company claims a justification to cancel the Policy.  After this contestability period has expired, the insurance company generally cannot challenge the enforceability of the Policy, other than for non-payment of premiums and in some states certain other exceptions.

The Advisor intends to only purchase Policies for which the applicable contestability period has expired.  Nevertheless, some major U.S. life insurance companies have begun asking life insurance applicants new questions regarding whether the applicant intends to finance premiums, to collaterally assign the Policy as security for that financing, or to sell the insurance Policy in the future.  Some life insurance companies ask whether the applicant has ever sold an insurance Policy.  Misleading answers to any of these questions, as well as any of the other questions on an application, can lead to claims of fraud in the inception of a Policy.  Not all claims of fraud are limited by a contractual or statutory contestability period.  The Fund will not know whether the applicants for any Policies have made any material misrepresentations or omissions on the Policy applications, and as such, the Policies in which the Fund acquires an interest will be subject to the risk of contestability.  If the insurance company successfully contests a Policy, the Policy will be rescinded and declared void, and in such event, the insurance company’s liability would be limited to a refund of all the insurance premiums paid for the Policy without any accrued interest and, further, without the portion of the premiums paid to an insurance agent as commissions.  There may be lawsuits contesting the recovery by the Fund of the refunded premiums.

Delays in Payment and Non-Payment of the Proceeds of Policies.  A number of arguments may be made by former beneficiaries (including but not limited to spouses, ex-spouses and descendants) under any of the Policies or by the insurance company issuing any of the Policies (particularly Policies issued in connection with premium financing arrangements) to deny or delay payment of proceeds following the death of an insured, including arguments related to lack of mental capacity of the insured, contestability or suicide provisions in the Policies.  If the death of an insured cannot be verified and no death certificate can be produced, the related insurance company may not pay the proceeds of any of the Policies until the passage of a statutory period (usually five to seven years) for the presumption of death without proof.  There may be delays in ascertaining that an insured has died or in obtaining required documentation needed to claim the proceeds of any of the Policies.  Any delays in collecting a substantial amount of the proceeds of Policies could have a material adverse effect on the Fund’s returns and, therefore, on its ability to make distributions to Members.

Missing Insureds.  An insured under a Policy may go missing, or there may be a delay in ascertaining that an insured has died, or in obtaining the required documentation needed to claim the insured’s death benefit.  The Fund could incur substantial unplanned expenses in locating a missing insured and could experience substantial delays in collecting death benefits which would affect the value of Policies.  In some states, the regulator may limit the frequency of contact that the Advisor may have with the insured.

Pricing Risks.  The pricing of a Policy is dependent primarily upon the life expectancy of the insured, the net death benefit and the premium rate payable in respect of his or her Policy.  While the Fund will seek to acquire Policies on the lives of insureds in respect of whom competent medical diagnoses have been made, such diagnoses will not always prove to have been correct.  An error in pricing can reduce return or lead to the loss of principal.

Policies are Unrated.  The Policies have not been rated by any rating agency.  Consequently, no person has examined the Policies to determine the likelihood that holders of the Policies will receive the payments required to be made on the Policies.

Credit Rating – Policy Providers.  Credit ratings of insurance companies are not a guarantee of quality or a warranty, nor are they a recommendation by the rating agency to buy, sell or hold any financial obligations of such companies.  A credit rating represents only the applicable rating agency’s opinion regarding financial strength and ability of the insurance company to meet its ongoing insurance policy and contract obligations.  In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value.  As a result, a credit rating may not fully reflect the risks inherent in the relevant insurance company.  Rating agencies may fail to make timely changes to credit ratings in response to subsequent events.

Creditworthiness of the issuing life insurance company.  A Policy is a liability of the issuing life insurance company.  If a life insurance company goes out of business, there may not be sufficient funds available to pay that liability.  Many states have an insurance guarantee fund that provides payments to beneficiaries of insurance companies that go out of business, but the collection process can be prolonged and complicated, and collection may not be possible in all circumstances.  Thus, if an issuing insurance company were to cease business operations and there were insufficient amounts in the applicable state insurance guarantee fund to make payments in respect of any Policies issued by such insurance company, the ability of the Fund to make distributions to Members in respect of any such Policies could be materially and adversely affected.

Credit Risk – Policy Providers.  Credit risk is the risk that an insurance company will become unable to meet its obligation to make payments.  In general, payments from insurance companies that have been assigned lower ratings carry a greater degree of risk that the insurance company will lose its ability to make payments, which could have a negative impact on the Fund’s net asset value or distributions.  Although ratings are not a guarantee or warranty of any kind, the Policies will be subject to certain eligibility criteria which include certain rating requirements.

Insurance Industry Risk.  Because the Policies represent insurance company obligations, Fund investors may be exposed to additional risks.  The Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting the insurance industry.  For example, health care and insurance-related issuers may become subject to new government or third party payor reimbursement policies and national and state legislation which may affect the financial position of certain insurance companies.

The Fund also bears certain risks associated with the potential insolvency of insurance companies.  If an insurance company were to seek protection under the federal bankruptcy or state insolvency laws, payments due to the Fund may be delayed or reduced, which would affect the value of the Policies and thus the Fund’s net asset value.

Possible Insolvency or Downgrade; Other Changes in Ratings of Insurance Companies.  Although the insurance companies that issue the Policies are regulated by state insurance commissions and subject to certain capital requirements, there remains a possibility that an insurance company could become insolvent and seek protection under the federal bankruptcy or state insolvency laws.  Such action could delay or reduce the payment of Policies and reduce the Fund’s net asset value.  Additionally, an insurance company may have its rating downgraded, withdrawn or suspended by one or more rating agencies which, with time, could adversely affect the payment of Policies held by the Fund.

MANAGEMENT

Board of Managers.  The Fund has a Board of Managers that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations, subject to the 1940 Act responsibilities of Board of Directors.  At least a majority of the Board is composed of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Board Members”).  See “Management of the Fund” in the Fund’s SAI for identities of the Board Members and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.  Any vacancy on the Board may be filled by the remaining Board Members, except to the extent the 1940 Act requires the election of the Board Members by the Members.

The Advisor.  Under the supervision of the Board and pursuant to an investment management agreement, Rochdale Investment Management LLC (“Rochdale” or the “Advisor”), a registered investment adviser with headquarters at 570 Lexington Avenue, New York, New York 10022-6837, provides investment supervisory services to the Fund.  Through indirect beneficial ownership of the outstanding voting securities of the Advisor, Carl Acebes and Garrett R. D’Alessandro are controlling persons of the Advisor.  The Distributor is a wholly owned subsidiary of the Advisor.  Mr. Acebes is the Chairman of the Fund and Chairman, Co-Chief Investment Officer and Founder of Rochdale.  Mr. D’Alessandro is Chief Executive Officer and President of the Fund and Chief Executive Officer, President and Co-Chief Investment Officer of Rochdale.

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund and all service providers to the Fund.  The investment management agreement may be terminated by the Board, by a majority vote of the Unitholders, or by the Advisor.

FEES AND EXPENSES

Advisory and Services Fees.  Pursuant to its Investment Advisory Agreement with the Advisor. the Fund will pay the Advisor an investment management fee at an annual aggregate rate equal to 1.75% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates) and before giving effect to any repurchases of Units by the Fund (the “Management Fee”).

Pursuant to its Service Agreement with the Advisor, the Fund will also pay the Advisor a service fee at an annual aggregate rate equal to 0.25% of the Fund’s month-end net assets, before giving effect to any repurchases of Units by the Fund, for servicing holders of Units (the “Service Fee” and together with the Management Fee, the “Base Fee”).

Services provided include, but are not limited to, handling inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

The Base Fee will accrue monthly and will be payable monthly in arrears.  The Base Fee will be an expense out of the Fund’s assets, and will be indirectly reflected in each Member’s capital account (including capital accounts of the Advisor and its affiliates, if any).  Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units on the date of calculation.  (See “Units and Capital Accounts.”)

Performance Allocation.  The Fund will allocate to the Advisor a performance allocation (the “Performance Allocation”) with respect to each Member as of the close of each Allocation Period as follows: if the “Positive Allocation Change” for such Allocation Period for a Member exceeds the “10% Hurdle” for such Member and the amount of any positive balance in such Member’s “High Watermark Account”, then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle (the “10% Priority Amount”) and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Adviser from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

“10% Hurdle” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount that such Member’s capital account would have earned as of the end of such Allocation Period if it had achieved a compounded, cumulative rate of return of 10% per annum calculated from the date such capital account was initially created (as adjusted for additional contributions and withdrawals of capital).  For the avoidance of doubt, the 10% Hurdle will be aggregated from year to year.

“10% Catch-Up Amount” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount equal to (i) the quotient of the 10% Priority Amount divided by eighty percent (80%), less (ii) the 10% Priority Amount.

“Allocation Period” means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Fund repurchases the Units (or any portion thereof) of such Member; (iii) the day as of which the Fund admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Advisor is no longer entitled to receive the Performance Allocation.

“Allocation Change” means, with respect to each Member for each Allocation Period, the difference between:

(1)           the sum of (a) the balance of such Member’s capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member’s capital account as of such date other than any Performance Allocation to be debited against such Member’s capital account), plus (b) any debits to such Member’s capital account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member’s Units plus (c) any debits to such Member’s capital account during the Allocation Period to reflect any items allocable to such Member’s capital account; and

(2)           the sum of (a) the balance of such Member’s capital account as of the commencement of the Allocation Period, plus (b) any credits to such Member’s capital account during the Allocation Period to reflect any contributions made by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a “Positive Allocation Change,” and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a “Negative Allocation Change.”

“High Watermark Account” means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:

(1)           As of the first day after the close of each Allocation Period for such Member, the balance of the High Watermark Account will be increased by the amount, if any, of such Member’s Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member’s Positive Allocation Change for such Allocation Period.

(2)           The balance of the High Watermark Account will be reduced (but not below zero) as of the first day following each date as of which the balance of any Member is reduced as a result of repurchase or transfer with respect to such Member’s Units (or portion thereof) by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member’s capital account immediately before giving effect to such repurchase or transfer.

No transferee of any Units will succeed to any High Watermark Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership or as otherwise agree to by the Board.

For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year and the Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s capital was invested in the Fund for such fiscal year.

The Adviser will only be permitted to withdraw the Performance Allocation from the Fund at the same time Member’s Units are redeemed or distributions are made to the Members.

Other Expenses.  The expenses of the Fund include, but are not limited to, all expenses other than those borne by the Advisor, as described above, related to its investment program (including the Origination Fee), any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel, including foreign legal counsel, if any; independent registered public accounting firm; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, internal accounting fees, fees, and disbursements; the Base Fees; the Servicer Fees; fees and expenses of the Board Members that the Advisor, the Distributor, or their affiliates do not employ; insurance premiums; fees for investor services and extraordinary expenses such as litigation expenses.  The Fund may need to sell Policies to pay fees and expenses, which could cause the Fund to realize taxable income.  From time to time and subject to certain limitations, the Fund may borrow money from banks or use financial leverage through the issuance of preferred shares or debt securities for operational or portfolio management purposes.  (See “Investment Objective and Policies.”)

Administrative and Transfer Agency Fees.  U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Fund.  The Administrator also serves as the Fund’s transfer and distribution disbursing agent, pursuant to the Administration Servicing Agreement and has agreed to provide the following services, among others:  maintain the register of Unitholder and enter on such register all issues, transfers, and repurchases of Units for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Unitholders; control and reconcile Units; mail and tabulate proxies for Unitholder meetings; mail prospectuses; process payments; and confirm account activity.

The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Board Unitholders; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Unitholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell Units in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Unitholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc.); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund  and the Administrator.

Fee Schedule:  The Administrative Servicing Agreement Fee Schedule is as follows:

Annual fee based on aggregate assets of the Fund:
8 basis points on the first $150 million
6 basis points on the next $150 million
4 basis points on the balance above $300 million

Annual minimum fee:
$75,000

Acceptance fee:
$5,000

Custodian Fees. U.S. Bank, N.A. serves as custodian (sometimes referred to as the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee of $3,000.  The Custodian will hold such of the agreements with the holders of the Policies as is necessary to evidence the Fund’s ownership of the Policies.

Servicer Fees.  The Fund has retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding the Policies pursuant to the terms of a Servicing Agreement.  The Fund pays FLS an annual servicing fee as of January 1 of each year in the following amounts: (i) as of January 1 for the first two years in which the Fund holds a Policy, an amount equal to $5,000 per each Policy; and (ii) as of January 1 of each year thereafter, an amount equal to $3,000 per each Policy then held by the Fund.  The fees paid to FLS pursuant to the Servicing Agreement will be a Fund expense.

Other Arrangements.  The Distributor, the Advisor and/or their affiliates may make payments to broker dealers in connection with the sale and distribution of Units or servicing Unitholders or to persons who present potential life settlement transactions or provide other services out of their profits and other available sources, including profits from their relationships with the Fund, including FLS.  These arrangements are separately negotiated.  The amount of these payments may be substantial and may be substantial to any given recipient.  These payments are not an expense of the Fund, are not reflected in the fee table in this Offering Memorandum, and do not change the price paid by Unitholders for the purchase of Units or the amount received by Unitholders as proceeds from the redemption of Units.

PORTFOLIO TRANSACTIONS

Although the Fund expects to hold Policies initially acquired until their maturity or expiration, it is not required to do so if the Advisor determines it is not in the best interests of the Fund.  Likewise, although the Fund does not expect to purchase additional Policies during the life of the Fund (after the initial start-up phase), it may do so if recommended by the Advisor.  In the event that the Fund sells or purchases Policies, the Fund may incur various transaction costs such as legal fees to effectuate transfer.

It is expected that the Fund will pay an origination fee that is expected to equal to 1.00% of the aggregate face value of a Policy to LFS or others parties in connection with the purchase of certain Policies.

In addition, there are significant expenses that are generally incurred in the identification, analysis and acquisition of any Policy (including, without limitation, obtaining medical records, reviewing and assessing life expectancy estimates and negotiating the sale of the Policy).  The efforts required to acquire a Policy generally span several months and include the participation of individuals with financial, medical and legal expertise.  The Fund will bear these expenses.

VOTING

Each Member has the right to cast votes equal to the percentage of Units held compared to the total number of Units outstanding at a meeting of Members called by the Board.  The Operating Agreement provides for shareholder voting as required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Advisor and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, the “Advisor Clients”).  The Fund has no interest in these activities. In addition, the Advisor, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investments in which the Fund will have no interest.

The Advisor or its affiliates may determine that an investment opportunity in a particular investment is appropriate for a particular Advisor Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations may arise in which the Advisor, its affiliates or Advisor Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest in an investment.

Investment decisions for the Fund are made independently from those of Advisor Clients. If, however, the Fund desires to invest in the same investment as an Advisor Client, the available investment generally will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Advisor Clients, in all investments. In some cases, these investments may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.

The investment and other business activities of the Advisor, and its affiliates, officers, Board members, partners and employees, with respect to their own accounts and the accounts they manage for others may give rise to conflicts of interest in relation to the Fund.  The Advisor has adopted written policies and procedures that address conflicts of interests in its business operations.

The Distributor, the Advisor and/or their affiliates may make payments to persons, including FLS, who present potential life settlement transactions or provide other services out of their profits and other available sources, including profits from their relationships with the Fund.  Payments may be made to compensate persons for, among other things: marketing the Fund; access to salespersons; assistance in training and education of personnel; and/or other specified services.  These arrangements are separately negotiated.  The amount of these payments may be substantial and may be substantial to any given recipient.  Payments may be a fixed dollar amount, may be based on the number of transactions referred to the Fund or may be calculated on another basis.  Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment incurred in connection with the services provided.

The payments made by the Distributor, the Advisor and/or their affiliates may be different for different recipients.  The payments may be negotiated based on a range of factors, including but not limited to, ability to locate transactions, target markets, relationships, quality of service and industry reputation.  Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the transactions referred to the Fund by a recipient increases.  The presence of these payments may create an incentive for a particular recipient to highlight, feature or recommend the Fund or certain portfolio transactions, at least in part, on the level of compensation paid.  These payments are not an expense of the Fund, are not reflected in the fee table in this Offering Memorandum and do not change the price paid by Unitholders for the purchase of Units or the amount received by Unitholders as proceeds from the redemption of Units.

PURCHASE OF UNITS

Distribution Arrangements.  RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888 is the distributor of the Units pursuant to a Distribution Agreement between the Fund and the Distributor.  The Distributor is a wholly owned subsidiary of the Advisor.  The minimum initial investment by an investor is $50,000, subject to waiver by the Distributor.  There is no minimum required amount for an additional investment, if any additional investment is permitted.  Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services, which will reduce your return. Both initial and additional purchases of Units in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below.

The Board may, in its discretion, suspend the offering of Units at any time or permit purchases on a more frequent basis.  The Board reserves the right in its complete and absolute discretion to reject any purchase of Units in the Fund.  Units will be offered at their net asset value plus a sales charge.  (See “Net Asset Valuation.”)

Pending investment in the Fund, the proceeds of the offering will be placed by the Fund in an interest-bearing escrow account maintained by U.S. Bank, N.A. pending the closing of such offering.  After any closing, the balance in the escrow account will be invested pursuant to the Fund’s investment policies as soon as reasonably practicable.  See “Qualified Investors” and “Use of Proceeds.”

Except as otherwise permitted by the Board, initial and subsequent purchases of Units must be by receipt of federal or other immediately available funds (“cleared funds”).  Each initial or subsequent purchase of Units will be payable in one installment and will be due at least two (2) business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.  During the offering, Units may be purchased only from the selected broker-dealers or through the Distributor. The Fund will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part.

Methods for Purchasing Units.  To make an investment in the Fund, contact the Distributor:  RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837, 1-800-245-9888.  Accounts may be opened only through the selected broker-dealers or through the Distributor.  Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Units by mailing a completed application, including complete wiring information, to:  ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC.  Cash, checks, traveler’s checks, third party checks, or money orders will not be accepted.  Units are not available in certificated form.

Minimum Investment Waivers.  The Distributor may, at its discretion, waive any minimum investment requirements for the purchase of Units of the Fund  by or on behalf of:  (i) purchasers for whom the Distributor or the Advisor or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees, registered representatives, advisory representatives, counsel and other service providers (together, “Rochdale Associates”) and retired Rochdale Associates (including spouses, children, and parents of Rochdale Associates and retired Rochdale Associates) of the Distributor or the Advisor and any affiliates of the Distributor or the Advisor; (iii) Board Members and retired Board Members of the Fund (including spouses and children of Board Members and retired Board Members) and any affiliates thereof; and (iv) purchasers who use proceeds from an account for which the Distributor or the Advisor or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund.   The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including certain liabilities under the Federal securities laws.

Offshore Fund.  The Fund currently expects that its investors will include Rochdale Alternative Total Return Offshore Fund, LP (the “Offshore Fund”), a Cayman Islands exempted limited partnership for which the Advisor will serve as investment manager.  It is currently expected that the Offshore Fund will invest all or substantially all of its assets in the Fund.  Investors in the Offshore Fund are generally expected to include non-U.S. persons.  The Offshore Fund will not receive any special rights with respect to its investment in the Fund.

TENDER OFFERS AND OTHER REPURCHASES OF UNITS

No Right of Redemption.  No Member will have the right to require the Fund to redeem its Units.  No public market exists for the Units, and none is expected to develop.  Consequently, Members will not be able to liquidate their investment.  The Board, in its complete and absolute discretion, may cause the Fund to offer to make repurchase offers for outstanding Units at their net asset value, or the Advisor may coordinate direct sales of a Member’s Units to other clients of the Advisor, but the Units are illiquid when compared to Units of funds that trade on a stock exchange, or Units of open-end investment companies.  Members may also be able to sell Units only if they are able to find a Qualified Investor willing to purchase the Units, and in conformity with any Board procedures regarding transfer.  The Fund’s tender offer policy, if executed, may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  It may result in the Fund incurring indebtedness or otherwise increase the expenses of the Fund.  The Fund is designed primarily for long-term investors with five (5) to eight (8) year investment horizons, and is not intended to be a trading vehicle.  You should not invest in the Fund if you need a liquid investment.  Although open-end funds (commonly known as mutual funds) are limited to investing no more than 15% of their assets in illiquid investments, closed-end funds do not have this limitation and it is expected that substantially all of the Fund’s investments will be illiquid.

Repurchases of Units During a Tender Offer.  The Board, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Advisor, pursuant to written requests by Members.  In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Advisor.  It is not expected that the Advisor will make such a recommendation.  The Board in its complete and absolute discretion determines the repurchase amount, and such repurchase amount may be a portion of the Fund’s outstanding Units.  (See “Summary of Operating Agreement.”)

Determination of Repurchase Price.  The repurchase price payable in respect of repurchased Units will be equal to the value of the Member’s capital account or applicable portion thereof based on the estimated net asset value of the Fund’s assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Member’s capital account as of such date. The Fund’s net asset value may change materially between the date a tender offer is mailed and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Net Asset Valuation” and additional risks are discussed under “Principal Risk - Liquidity of Units; Limitation on Transfer.”

Consequences of Repurchase Offers.  The Fund believes that repurchase offers generally will be beneficial to the Members, and typically will be funded from available cash or sales of Policies or of additional Units. However, payment for repurchased Units may require the Fund to liquidate Policies earlier than the Advisor otherwise would liquidate such Policies, potentially resulting in losses. The Advisor intends to take measures to attempt to avoid or minimize such potential losses, and instead of liquidating Policies, may borrow money to finance repurchases of Units. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Members who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. The repurchase of Units by the Fund may be a taxable event to such selling Members.

Repurchase of the Fund’s Units will tend to reduce the amount of outstanding Units and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

TRANSFERS OF UNITS

No person shall become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Generally, Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion).  The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children).  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  (See “Qualified Investors.”)  Notwithstanding the foregoing, with the consent of the Board, RIM Securities LLC may broker transfers of Units from one Member to another existing Member or from one Member to a new investor.

The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or, after the transfer of the Unit; the balance of the account of each of the transferee and transferor is not less than $50,000.  If a Member transfers a Unit with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Advisor, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

NET ASSET VALUATION

The Fund’s net asset value will be computed as of the close of business on the last business day of each month and on such other dates as the Fund’s Board may determine in its discretion.  The NAV of the Fund is equal the total value of its securities and other assets, less its liabilities.  The NAV per Unit of the Fund is calculated by dividing the NAV of the Fund by the total number of Units outstanding.

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board.  These procedures, which guide the determination of the net asset value of the Fund on any day on which the Fund’s net asset value is determined, delegate most valuation functions to the Advisor.  Securities and other assets for which market quotations are readily available are valued at market value.  When market price quotations are not readily available (which will be the case for the Policies), the Advisor will price the asset using fair value procedures approved by the Board.  Fair value of an asset is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the asset.

The valuations for fixed income securities are typically the prices supplied by independent third party pricing services approved by the Fund’s Board, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Advisor to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers.

When there are no readily available market quotations for a security, the Fund’s Pricing Committee will price securities using fair value procedures approved by the Board.  Fair value of a security is the amount, as determined by the Adviser in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant.  Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

UNITS AND CAPITAL ACCOUNTS

General.  The Fund will maintain a separate capital account for each Member.  This will have an opening balance equal to the Member’s initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load).  Each Member’s capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below.  Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member’s Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period.  Such computation is expected to occur on a monthly basis and other times, in the Board’s discretion.  A fiscal period begins on (i) the day after the last day of the preceding fiscal period and ends at the close of business on the last day of each taxable year (December 31), (ii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iii) any day as of which the Fund repurchases any Units of any Member, (iv) any day as of which any amount is credited to or debited from the capital  account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units, or (v) any other day as determined by the Board.

Allocation Of Special Items; Reserves.  Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

SUMMARY OF OPERATING AGREEMENT

The following outline summarizes the material provisions of the Limited Liability Company Operating Agreement (the “Operating Agreement”) that are not discussed elsewhere in this Offering Memorandum.  This outline is not definitive, and each prospective Member should carefully read the Operating Agreement, which is attached as Appendix A in its entirety.  The description of the Operating Agreement in this Offering Memorandum is qualified in its entirety by reference to Appendix A.

Management.  The management of the Fund is vested exclusively in the Board of Managers.  Each “Manager” shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation.  The Board may determine all matters concerning valuation of securities, other assets and liabilities as well as allocations among the Members and accounting procedures, not expressly provided for in the Operating Agreement, whose determination is to be final and conclusive as to all Members.  The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by the Operating Agreement in the Board to the extent permissible under applicable law.  The Managers may make contributions and own Units in the Fund, but are not required to do so; except that, the Manager who serves as the Tax Matters Member is required to be a Member and own Units in the Fund.  The Members will have no part in the management of the Fund and will have no authority or right to act on behalf of the Fund in connection with any matter; except that, Members shall have the right to vote on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Limited Liability Company Act.

Limited Liability.  To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund’s debts, obligations, or liabilities in any amount in excess of the Capital Account balance of such Member.  To the fullest extent permitted under applicable law, the Board of Managers shall not be liable for the Fund’s debts, obligations, and liabilities.

Term; Termination.  The term of the Fund is indefinite.  The Fund may be dissolved: (i) upon the affirmative vote to dissolve the Fund by (1) the Board; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; (ii) upon the failure of Members to elect a successor Board at a meeting called by the Members, when no Board member remains to continue the business of the Fund; (iii) by the entry of a decree of judicial dissolution under § 18-802 of the Delaware Limited Liability Company Act; or (iv) as required by operation of law.

In the event of the termination of the Fund, the Board (or a liquidator) shall promptly liquidate the business and administrative affairs of the Fund, and the proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion, as applicable) shall be distributed in the following manner: (i) in satisfaction of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members; (ii) the debts, liabilities, or obligations that are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and (iii) to the Members on a pro rata basis according to the balances in their Capital Accounts.

Capital Accounts.  The Fund will maintain an individual Capital Account for each Member, to which will be credited such Member’s Capital Contributions, such Member’s distributive share of profits and any items in the nature of income or gain which are specially allocated to such Member, and the amount of any the Fund’s liabilities assumed by such Member or which are secured by any property distributed to such Member.  To each Member’s Capital Account there shall be debited the amount of cash and the gross asset value of any property distributed to such Member, such Member’s distributive share of losses and any items in the nature of expenses or losses which are specially allocated to such Member, and the amount of any liabilities of such Member assumed by the Fund or which are secured by any property contributed by such Member to the Fund.

Capital Contributions.  The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its discretion, may determine from time to time.  Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its discretion, may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund.  The minimum additional capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole discretion, may determine from time to time.

Assignability of Member’s Units.  Units held by a Member may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion).  The Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities); or (ii) to members of the transferring Member’s immediate family (e.g., siblings, spouse, parents, and children).  If a transfer of Units is permitted, the permitted transferees will not be allowed to become substituted Members without the consent of the Board, which consent may be withheld in its sole and absolute discretion.  Accordingly, an investment in the Fund should be viewed as an illiquid, long-term investment.

Mandatory Redemption.  By purchasing Units of the Fund, each new Member will be bound by the Operating Agreement.  Under the Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Advisor determines or has reason to believe, among other things: (i) Units have been transferred or vested in any person by operation of law, such as by death, dissolution, bankruptcy, or incompetence of a Member; (ii) a Member’s ownership of Units will cause the Fund to be in violation of, or subject the Fund or the Adviser to more registration or regulation; and/or (iii) continued ownership of Units may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences.  Any representation or warranty made by a Member in connection with the purchase of Units was not true when made or has ceased to be true; or it would be in the best interests of the Fund to cause a mandatory redemption of Units.

Withdrawal of Capital.  No Member or other person holding Units shall have the right to require the Fund to redeem its Units. Accordingly, an investment in the Fund should be viewed as an illiquid, long-term investment.  The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, on such terms and conditions as it sets forth.  However, (i) any repurchase shall not occur until at least 60 calendar days after the Member has notified the Fund, in writing of the Member’s desire to have the Fund redeem its Units, (ii) the Fund shall not offer to repurchase Units on more than four occasions during any Fiscal Year, and (iii) the percentage interests in capital or profits repurchased in any Fiscal Year shall not exceed 10% of the total interests in capital or profits.

Admission of New Members.  New Members may be admitted with the consent of the Board.  Each new Member will be required to execute an agreement pursuant to which it becomes bound by the terms of the Operating Agreement.  The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.  Such record of Members shall also set forth the number of Units that each Member holds.

Amendments to the Operating Agreement.  The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act.  However, certain amendments to the Operating Agreement involving accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Reports to Members.  The books of account and records of the Fund shall be audited as of the end of each Fiscal Year by independent registered public accountants designated from time-to-time by the Board.  Within sixty (60) days after the end of the Fund’s fiscal year, the Fund will prepare and mail to each Member, audited annual financial statements.  The Fund also will prepare and distribute semi-annual un-audited financial statements within sixty (60) days of the Fund’s semi-annual fiscal period.  The Fund may also furnish to each Member such other periodic reports, as it deems necessary or appropriate in its discretion.  Each Member will receive a federal Schedule K-1 to Form 1065 and applicable state filings to reflect Fund income attributable to it for the year.

Indemnification.  The Operating Agreement provides that the Board shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Members.  The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

Under the Operating Agreement, unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of the Operating Agreement or any other agreement, whether entered into prior to, on, or subsequent to the date of the Operating Agreement, to final arbitration and to waive the Member’s rights to seek remedies in court.

UNITED STATES FEDERAL INCOME TAXES

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE.  To ensure compliance with the Internal Revenue Service 230, prospective investors are hereby notified that (a) any discussion of federal tax issues contained or referred to in this prospectus is not intended or written to be used, and cannot be used, by prospective investors for the purposes of avoiding penalties that may be imposed on them under the Internal Revenue Code of 1986, as amended, (the “Code”); (b) such discussion is written in connection with the promotion or marketing of the offering described herein; and (c) each investor is advised to consult his own tax advisor concerning his particular circumstances.

The following is a summary of certain aspects of the United States federal income taxation of the Fund, that prospective investors should consider.  The Fund has not sought, and does not intend to seek, a ruling from the Internal Revenue Service (the “Service”) or any federal, state, local or foreign authority with respect to any of the tax issues affecting the Fund.  The Fund has not obtained an opinion of counsel with respect to any federal tax issues or characterization of the Fund as a partnership for federal income tax purposes or with respect to any other federal, state, local or foreign tax issues.

This foregoing summary of certain aspects of the United States federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the “Regulations”), and rulings in existence on the date hereof, all of which are subject to change including retroactively.  This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all tax consequences that may be relevant to a particular investor or to investors that are subject to special treatment under the Federal tax laws, such as certain financial institutions, tax-exempt organizations, S corporations, partnerships (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes), insurance companies, broker-dealers, dealers or traders in securities or currencies, certain former citizens or residents of the United States and taxpayers subject to the alternative minimum tax.  It also does not deal with Units held as part of a hedge, straddle, “synthetic security” or conversion transaction or with other integrated investments, or situations in which the functional currency of the Member as defined below, is not the U.S. dollar. Moreover, it does not discuss the effect of any other U.S. federal tax laws (such as estate and gift tax laws) or any state, local or non-U.S. tax laws which may be applicable.  In addition, except as specifically discussed herein, this discussion does not apply to an investment in the Fund by a “Non-U.S. Member” as defined below.  Prospective investors should consult with, and rely solely upon, their own tax advisors in order to fully understand the federal, state, local and foreign tax consequences of an investment in the Fund.  In addition to U.S. federal income tax consequences summarized here, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Members could be subject to state and local taxes in jurisdictions in which the Fund operates and may be required to file tax returns in those jurisdictions.  In certain jurisdictions, the Fund may be required to withhold certain state and local taxes on behalf of Members.  State and local tax laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss or deduction.  Further information is set forth in the SAI.

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a holder of Units, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and investors in such partnerships should consult their own tax advisors.

The following discussion is for general information only and is not intended to be tax advice. Investors considering purchasing Units in the Fund should consult their own tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences which may arise under other U.S. federal tax laws or the laws of any state, local or non-U.S. taxing jurisdiction or under any applicable tax treaty.

Tax Status of the Fund.  Under the Treasury Regulations, domestic unincorporated entities generally are permitted to be taxed as partnerships or corporations.  Under these regulations, a newly formed non-corporate domestic entity is automatically classified as a partnership if it has at least two (2) members, unless it affirmatively elects to be classified as an association taxable as a corporation.  As the Fund will have at least two (2) Members and will not elect to be classified as an association taxable as a corporation, the Fund will be taxed as a partnership under these regulations, and references below to the taxation of a partnership and its partners apply to the Fund and its Members.

Certain entities otherwise taxable as partnerships, however, are taxed as corporations if they are “publicly traded” or deemed to be readily tradeable on a secondary market or the substantial equivalent thereof (such entities “Publicly Traded Partnership”).  If the Fund were treated as a Publicly Traded Partnership, then its income would be subject to an entity level tax, distributions would likely be taxable as dividends and Members could be subject to special rules under the “passive activity loss” rules.  Under the Treasury Regulations, certain types of transfers of interests in a partnership are disregarded in determining whether such interests are readily tradeable in a secondary market.  Because of limitations imposed by the Operating Agreement on the redemption and transfer of Units, it is expected that Units of the Fund would not be viewed as being “readily tradeable on a secondary market or the substantial equivalent thereof”, and that the Fund therefore would not be treated as a Publicly-Traded Partnership.

Operations of Fund Generally.  As an entity treated as a partnership for income tax purposes, the Fund is not subject to federal income tax.  The Fund will, however, file annual partnership information returns with the Service that will report the results of operations.  Each Member of the Fund will be required to report separately on his income tax return his distributive share of the Fund’s income, gain, loss and deductions, regardless of whether any such amounts have been distributed.  The amount and time of distributions, if any, will be determined in the sole discretion of the Board.  Except to the extent a Unitholder (each of whom will be a “Member” within the meaning of the Operating Agreement and bound thereby) is exempt from tax, each will be taxed on his distributive share of the Fund’s taxable income, regardless of whether he has received distributions from the Fund.

Allocations.  For U.S. federal income tax purposes, taxable income of the Fund will generally be allocated to the Members pro rata in proportion to Units held.  It is possible that the Service will seek to reallocate certain items of income in a manner different than the manner in which such items are allocated by the Fund.

Adjusted Tax Basis for Units.  A Member’s adjusted tax basis for its Units generally will be equal to the amount of such Member’s initial capital contribution and will be increased by (a) any additional capital contributions made by such Member, (b) such Member’s allocable share of items of Fund taxable income and gain, and (c) such Member’s allocable share of the Fund’s indebtedness (if any).   Such adjusted tax basis generally will be decreased, but not below zero, by such Member’s allocable share of (a) items of Fund taxable deduction and loss, (b) withdrawals by such Member, and (c) any decrease in the Fund’s indebtedness.

In general, if the recognition of a Member’s distributive share of Fund losses would reduce its adjusted tax basis for such Member’s Unit below zero, the recognition of such losses by the Member would be deferred until such time as the recognition of such losses would not reduce the Member’s basis below zero.

Sale or Taxable Exchange of Units.  A sale or taxable exchange of all or part of a Member’s Units or a complete withdrawal from the Fund will result in the recognition of gain or loss in an amount equal to the difference between the amount of the consideration received and the Member’s allocable adjusted tax basis for its Units.   Such Member’s adjusted tax basis will be adjusted for this purpose by its allocable share of the Fund’s taxable income or loss for the year of such sale or withdrawal.   Any gain or loss recognized with respect to such a sale or taxable exchange or complete withdrawal generally will be treated as capital gain or loss.

Limitation on Deductibility of Losses.  Capital losses generally are deductible by individuals only to the extent of capital gains for the taxable year plus up to $3,000 of ordinary income ($1,500 in the case of a husband or wife filing separate returns).   Excess capital losses may be carried forward but not back.   Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year.  Corporations may carry capital losses back three years and forward five years.   Prospective corporate Members should consult their tax advisors regarding the deductibility of capital losses.  Moreover, certain taxpayers may be subject to further restrictions on the deductibility of Fund losses to the extent attributable to “passive activities” or to the extent the Member does not have sufficient amounts “at risk” with respect to its investment in Units.  Members should consult their tax advisors

Taxes Withheld.  The Fund may withhold taxes attributable to any Member to the extent required under the Code or Treasury Regulations, or under any state, local or other tax law.  Any taxes so withheld by the Fund shall be deemed to be a distribution or payment to such Member and shall reduce the amount otherwise distributable to each Member pursuant to the Fund Agreement.

Tax Treatment of Policies in Hands of Fund.  It is expected that the Fund will purchase Policies and, generally, hold such Policies to maturity or expiration.  In general, the death benefit received by the Fund in respect of a Policy will be treated as ordinary income to the extent that the amount received is in excess of the amount paid by the Fund in respect of such Policy and the amount of any premiums paid in respect of such Policy by the Fund.

If the Fund sells a Policy prior to expiration or maturity, the Fund generally will recognize gain or loss in an amount equal to the difference between the amount realized on the sale of the Policy and the Fund’s adjusted basis in the Policy.  The adjusted tax basis of a Policy to the Fund will generally equal the Fund’s cost of the Policy plus any premiums paid in respect of the Policy by the Fund.  Any such gain or loss will be a capital gain or loss.  Capital gain or loss will be long term if the Policy was held by the Fund for more than one year and otherwise would be short term.

Non-U.S. Members.

As used herein, a “Non-U.S. Member” means a beneficial owner of Units other than: (1) an individual citizen or resident of the United States, (2) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all of the trust’s substantial decisions, or (b) it has a valid election in effect to be treated as a U.S. person.

In general, a Non-U.S. Member is subject to U.S. income tax on its income from U.S. sources under two separate sets of rules.  Under the first set of rules, if a Non-U.S. Member is deemed to be engaged in a U.S. trade or business, such Non-U.S. Member will be subject to U.S. income taxation at the graduated rates generally applicable to U.S. persons on its distributive share of the Partnership’s U.S. source income.   A Non-U.S. Member generally will not be treated as engaged in a U.S. trade or business, however, as a result of the activities of the Fund as long as the Fund is treated as investing in stocks and securities for its own account, as such terms are used in applicable provisions of the Code and the Treasury Regulations.

Under the second set of rules, certain types of U.S. source income that are not effectively connected with a U.S. trade or business are subject to a withholding tax of thirty (30%) percent (unless reduced by an applicable income tax treaty).   The types of income subject to the thirty (30%) percent withholding tax include dividends, rents, certain interest, certain other gains (but not capital gains from the sale of securities) and original issue discount, which are included in the Non-U.S. Member’s distributive share of the Fund’s income (whether or not distributed).   In order to claim the benefit of a reduced rate of withholding under an applicable income tax treaty, a Non-U.S. Member is required to comply with certain certification requirements, including filing a Form W-8BEN or other applicable forms with the Fund.

It is anticipated that death benefits received in respect of Policies issued by United States insurance companies with respect to the lives of United States residents, to the extent treated as ordinary income pursuant to the discussion above, will constitute U.S.-source income and would be subject to withholding at the Fund level to the extent such amounts were allocable to a Non-U.S. Member, unless such withholding were reduced pursuant to the terms of an applicable tax treaty and the Non-U.S. Member provides adequate documentation of its entitlement to such an election.  Amounts received by the Fund in respect of a sale of a Policy, to the extent treated as capital gain pursuant to the discussion above, generally should not be subject to United States federal income or withholding tax to the extent allocable to a Non-U.S. Member.

In general, any gain realized by a Non-U.S. Member on the sale, exchange, withdrawal or disposition of Units will not be subject to U.S. Federal income tax, unless (i) such gain is effectively connected with a U.S. trade or business,  (ii) the Non-U.S. Member is an individual who is present in the U.S. for 183 days or more during the taxable year of the disposition and certain other conditions are met,  (iii) the Non-U.S. Member is subject to tax under U.S. federal income tax law provisions applicable to certain expatriates, including certain former citizens and residents of the U.S., or (iv) the Units are treated as a U.S. real property interest.  Based solely on the Fund’s anticipated activities, it is not expected that the conditions set forth in (i) or (iv) above will be met.

QUALIFIED INVESTORS

As indicated, the Units are not registered under the Securities Act and are being offered in accordance with an exemption from registration afforded under Section 4(2) of that Act and Regulation D promulgated thereunder.  Accordingly, the Units are not available to any investors that do not meet the Fund’s eligibility criteria.  Additionally, no investor will be permitted to purchase Units unless a completed and executed subscription agreement is submitted to, and approved by, the Fund.

Specifically, each investor will be required to certify that the Units purchased are being acquired directly or indirectly for a “Qualified Investor”.  A “Qualified Investor” must be an Accredited Investor and a Qualified Client.  The categories of Qualified Investors are set forth in the investor certification that each investor must sign in order to invest initially or additionally in the Fund.

The Securities Act of 1933 defines an accredited investor (“Accredited Investor”) under Rule 501 of Regulation D as:

(1)           any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other  institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the 1940 Act or a business development company as defined in section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)           any private business development company as defined in section 202(a)(22) of the Advisers Act;

(3)           any organization described in section 501 (c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)           any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)           any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of such person’s primary residence);

(6)           any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)           any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; and

(8)           any entity in which all of the equity owners are accredited investors.

The Investment Advisers Act of 1940 defines a qualified client (“Qualified Client”) under Rule 205-3 of the Advisers Act as:

(1)           a natural person who or a company that immediately after entering into the contract has at least $750,000 under the management of the Advisor;

(2)           a natural person who or a company that the Advisor (and any person acting on its behalf) reasonably believes, immediately prior to entering into the contract, either:

(A) has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000 at the time the contract is entered into; or

(B) is a “qualified purchaser” under the 1940 Act at the time the contract is entered into; or

(3)           a natural person who immediately prior to entering into the contract is:

(A) An executive officer, director, trustee, general partner, or person serving in a similar capacity, of the Advisor; or

(B) An employee of the Advisor (other than an employee performing solely clerical, secretarial or administrative functions with regard to the Advisor) who, in connection with his or her regular functions or duties, participates in the investment activities of the Advisor, provided that such employee has been performing such functions and duties for or on behalf of the Advisor, or substantially similar functions or duties for or on behalf of another company for at least 12 months.

APPENDIX A

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT of Rochdale Alternative Total Return Fund LLC (the “Fund”) is made effective as of December 10, 2010 by and between the Board of Managers of the Fund and such other Persons who are admitted as Members from time to time in accordance with the terms of this Agreement.

W I T N E S E T H:

WHEREAS, the Fund has been formed as a limited liability company under the Delaware Act, pursuant to the Certificate executed and dated November 17, 2010, and filed with the Secretary of State of the State of Delaware on November 18, 2010; and

WHEREAS, the Fund has been formed to engage in certain investment activities as more fully described in its private offering memorandum, as may be amended from time to time;

NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           DEFINED TERMS.  Unless the context of their use requires a different interpretation or unless expressly provided otherwise in this Agreement, capitalized terms used in this Agreement shall have the meanings assigned to such terms in this Section 1.1, or the meanings assigned to such terms by parenthetic reference throughout this Agreement.  Any capitalized term used but not defined in this Agreement shall have the meaning set forth in the Delaware Limited Liability Company Act.  When used in this Agreement, the following terms shall have the meanings set forth below:

“ADJUSTED BASIS” shall have the meaning as set forth in Section 6.5(b).

“ADJUSTED BASIS MEMBER” shall have the meaning as set forth in Section 6.5(b).

“ADVISERS ACT” means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“ADVISOR” means Rochdale Investment Management LLC, a Delaware limited liability company that is the investment advisor to the Fund pursuant to an Investment Advisory Agreement and is a Member of the Fund.

“AFFILIATE” means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

“AGREEMENT” means this Limited Liability Company Operating Agreement, as amended and/or restated from time to time.

“ALLOCATION PERIOD” means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following: (i) the last day of a Fiscal Year; (ii) the day as of which the Fund repurchases the Units (or any portion thereof) of such Member; (iii) the day as of which the Fund admits as a substituted Member a person to whom the Units (or any portion thereof) of such Member have been transferred (unless there is no change of beneficial ownership); and (iv) the day as of which the Advisor is no longer entitled to receive the Performance Allocation.

“ALLOCATION CHANGE” means, with respect to each Member for each Allocation Period, the difference between:

(1)           the sum of (a) the balance of such Member’s Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member’s Capital Account as of such date other than any Performance Allocation to be debited against such Member’s Capital Account), plus (b) any debits to such Member’s Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member’s Units plus (c) any debits to such Member’s Capital Account during the Allocation Period to reflect any items allocable to such Member’s Capital Account; and

(2)           the sum of (a) the balance of such Member’s Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member’s Capital Account during the Allocation Period to reflect any contributions made by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a “POSITIVE ALLOCATION CHANGE,” and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a “NEGATIVE ALLOCATION CHANGE.”

“BOARD” means the Board of Managers of the Fund as established pursuant to Section 2.6, and each Manager on the Board shall be deemed a “Manager” of the Fund within the meaning of the Delaware Act.

“CAPITAL ACCOUNT” means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

(a)           To each Member’s Capital Account there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Profits and any items in the nature of income or gain which are specially allocated to such Member pursuant to Section 6.2 or Section 6.3 hereof, and the amount of any the Fund’s liabilities assumed by such Member or which are secured by any property distributed to such Member.

(b)           To each Member’s Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Losses and any items in the nature of expenses or losses which are specially allocated to such Member pursuant to Section 6.2 or Section 6.3 hereof, the amount of any Performance Allocation attributable to such Capital Account, and the amount of any liabilities of such Member assumed by the Fund or which are secured by any property contributed by such Member to the Fund.

(c)           In the event all or a portion of an Interest in the Fund is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

(d)           In determining the amount of any liability for purposes of sub-paragraph (a) and (b) above, there shall be taken into account Code §752(c) and any other applicable provisions of the Code and Treasury Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation §1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

“CAPITAL CONTRIBUTIONS” means the initial Gross Asset Value of property plus money contributed by the Members to the Fund pursuant to this Agreement and, in the case of all the Members, the aggregate of all such Capital Contributions.

“CERTIFICATE” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

“CLASS” means any class of limited liability company interests established by the Board from time to time.

“CLOSING” means the closing of a subscription to purchase a Share.

“CODE” means the Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

“COMPANY MINIMUM GAIN” has the meaning set forth in §1.704-2(b)(2) and §1.704-2(d) of the Treasury Regulations.

“CONFIDENTIAL INFORMATION” shall have the meaning as set forth in Section 9.12(a).

“DEFICIT CAPITAL ACCOUNT” shall mean with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a)           Credit to such Capital Account any amount which such Member is obligated to restore under Treasury Regulation §1.704-1(b) (2) (ii) (c), as well as any addition thereto pursuant to the next to last sentence of Treasury Regulations §§1.704-2(g)(1) and (i)(5); and

(b)           Debit to such Capital Account the items described in Treasury Regulations §§1.704-1(b)(2)(ii)(d)(4), (5) and (6).

This definition of Deficit Capital Account is intended to comply with the provision of Treasury Regulations §§1.704-1(b)(2)(ii)(d) and 1.704-2, and will be interpreted consistently with those provisions.

“DELAWARE ACT” means the Delaware Limited Liability Company Act (6 DEL. Sections 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

“DEPRECIATION” means, for each Fiscal Year or other Fiscal Period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

“FISCAL PERIOD” means the period commencing on the initial Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(a)           the last day of a Fiscal Year;

(b)           the day preceding any day as of which a contribution to the Fund is made pursuant to this Agreement;

(c)           the day as of which the Fund repurchases all or a portion of the Units of any Member pursuant to this Agreement;

(d)           any day as of which there is any distribution to a Member pursuant to this Agreement other than pro rata distributions to all Members;

(e)           the day on which a substitute Member is admitted;

(f)           any day on which any amount is credited to, or debited against, the Capital Account of a Member, other than an amount to be credited to, or debited against, the Capital Account of all Members pro rata in proportion to Units held;

(g)           the date as of which the Fund terminates; or

(h)           any other date as established by the Board.

“FISCAL YEAR” means, for accounting purposes, the period commencing on the initial Closing and ending on December 31 and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 7.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

“FORM N-2” means the Fund’s Registration Statement on Form N-2 or any successor form filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time.

“GROSS ASSET VALUE” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)           The initial Gross Asset Value of any asset contributed by a Member to the Fund shall be the gross fair market value of such asset, as determined pursuant to procedures adopted by the Board.

(b)           The Gross Asset Value of all the Fund assets shall be adjusted to equal their respective gross fair market values, as determined pursuant to procedures adopted by the Board, as of the following times: (i) the acquisition of an additional Interest in the Fund by any new or existing Member in exchange for more than a de minimis capital contribution; (ii) the distribution by the Fund to a Member of more than a de minimis amount of property as consideration for an Interest in the Fund; and (iii) the liquidation of the Fund within the meaning of Treasury Regulation §1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (i), and (ii) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative Interests of the Members in the Fund.

(c)           The Gross Asset Value of any asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined pursuant to procedures adopted by the Board.

(d)           The Gross Asset Values of the Fund’s assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code §734(b) or Code §743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(m) and sub-paragraph (f) of the definition of Profits and Losses; provided, however, that Gross Asset Values shall not be adjusted pursuant to this sub-paragraph (d) to the extent the Board determines that an adjustment pursuant to sub-paragraph (b), hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this sub-paragraph (d).

(e)           If the Gross Asset Value of an asset has been determined or adjusted pursuant to sub-paragraph (a), (b), or (d) hereof, such Gross Asset Value shall thereafter be adjusted by Depreciation under Treasury Regulation §1.704-1(b)(2)(iv)(g) taken into account with respect to such asset for purposes of computing Profits and Losses.

“HIGH WATERMARK ACCOUNT” means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:

(a)           As of the first day after the close of each Allocation Period for such Member, the balance of the High Watermark Account will be increased by the amount, if any, of such Member’s Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member’s Positive Allocation Change for such Allocation Period.

(b)           The balance of the High Watermark Account will be reduced (but not below zero) as of the first day following each date as of which the balance of any Member is reduced as a result of repurchase or transfer with respect to such Member’s Units (or portion thereof) by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member’s Capital Account immediately before giving effect to such repurchase or transfer.

“INDEPENDENT MANAGERS” mean those Managers who are not “interested persons” of the Fund as such term is defined in the 1940 Act.

“INTEREST” means the entire limited liability company interest (as defined in the Delaware Act) in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

“MANAGER” means an individual designated as a manager of the Fund pursuant to the provisions of Section 2.6, and who shall be deemed a “Manager” of the Fund within the meaning of the Delaware Act.  A Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation.

“MEMBER” means any Person who shall have been admitted to the Fund as a Member, or a substitute Member who is admitted to the Fund pursuant to this Agreement, in such person’s capacity as a Member until the Fund repurchases the entire Interest of such person as a Member pursuant to Section 4.4 hereof or a substituted Member or Members are admitted with respect to any such person’s entire Interest as a Member pursuant to Section 4.3 hereof.

“MEMBER NONRECOURSE DEBT” has the meaning set forth in Treasury Regulation §1.704-2(b)(4).

“MEMBER NONRECOURSE DEBT MINIMUM GAIN” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulation §1.704-2(i)(3).

“MEMBER NONRECOURSE DEDUCTIONS” has the meaning set forth in Treasury Regulations §1.704-2(i)(1) and §1.704-2(i)(2).

“NET ASSET VALUE” means the total value of all assets of the Fund as valued pursuant to Section 8.3, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units.

“1940 ACT” means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“NONRECOURSE DEDUCTIONS” has the meaning set forth in Treasury Regulations §1.704-2(b)(1) and §1.704-2(c).

“NONRECOURSE LIABILITY” has the meaning set forth in Treasury Regulation §1.704-2(b)(3).

“OFFERING PERIOD” means the period beginning when the Fund commences the sale of Units.

“PERFORMANCE ALLOCATION” shall have the meaning as set forth in Section 6.1(b).

“PERSON” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

“PROFITS” and “LOSSES” mean, for each Fiscal Year, an amount equal to the Fund’s taxable income or loss for such Fiscal Year, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:

(a)           Any income of the Fund that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses shall be added to such taxable income or loss;

(b)           Any expenditures of the Fund described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of Profits and Losses shall be subtracted from such taxable income or loss;

(c)           In the event the Gross Asset Value of any the Fund asset is adjusted pursuant to sub-paragraph (a) or (b) of the definition of Gross Asset Value hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

(d)           Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)           In lieu of the Depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation hereof;

(f)           To the extent an adjustment to the adjusted tax basis of any Fund asset pursuant to Sections 734(b) or 743(b) of the Code is required pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Member’s Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses; and

(g)           Notwithstanding any other provision of this Definition of Profits and Losses, any items which are specially allocated pursuant to Section 6.2 (other than Section 6.2(a)) or Section 6.3 hereof, shall not be taken into account in computing Profits or Losses.  The amounts of the items of Fund income, gain, loss, or deduction available to be specially allocated pursuant to Sections 6.2 and 6.3 hereof shall be determined by applying rules analogous to those set forth in sub-paragraphs (a) through (f) above.

“REPURCHASE VALUATION DATE” shall have the meaning set forth in Section 4.4.

“SECURITIES” means securities (including, without limitation, equities, debt obligations, securities of other investment companies, options, and other “securities” as that term is defined in Section 2(a) (36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.  The term “securities” shall also include investments in life insurance policies and interests related thereto.

“SERIES” means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of the Fund allocated to such Series.

“TAX MATTERS MEMBER” means the Member designated as “Tax Matters Member” of the Fund pursuant to Section 8.6 hereof.

“10% CATCH-UP AMOUNT” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount equal to (i) the quotient of the 10% Priority Amount divided by eighty percent (80%), less (ii) the 10% Priority Amount.

“10% HURDLE” means, with respect to each Member, calculated as of the end of any Allocation Period, the amount that such Member’s Capital Account would have earned as of the end of such Allocation Period if it had achieved a compounded, cumulative rate of return of 10% per annum calculated from the date such Capital Account was initially created (as adjusted for additional contributions and withdrawals of capital).  For the avoidance of doubt, the 10% Hurdle will be aggregated from year to year.

“10% PRIORITY AMOUNT” shall have the meaning set forth ins Section 6.1(b)(i).

“TRANSFER” means the assignment, transfer, sale, or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

“TREASURY REGULATIONS” shall include proposed, temporary, and final regulations promulgated under the Code in effect as of the date of filing the Certificate and the corresponding sections of any regulations subsequently issued that amend or supersede those regulations.

“UNIT” or “UNITS” means an Interest of a Member in the Fund represented by a Contribution, with a Net Asset Value determined from time to time thereafter as provided in Section 8.3.

“VALUATION DATE” means any date in which the Net Asset Value of the Fund is computed, as determined by the Board.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

2.1           FORMATION OF LIMITED LIABILITY COMPANY.  Any person designated by the Board hereby is designated as an authorized person, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

2.2           NAME.  The initial name of the Fund shall be “Rochdale Alternative Total Return Fund LLC” or such other name as the Board hereafter may adopt upon: (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act; and (ii) sending notice thereof to each Member.

2.3           PRINCIPAL AND REGISTERED OFFICE.  The Fund shall have its principal office at 570 Lexington Avenue, New York, New York 10022-6837, or at such other place designated from time to time by the Board.  The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808 and its registered agent for service of process at such address is Corporation Service Company, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

2.4           DURATION.  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until the Fund is dissolved pursuant to Section 7.1 hereof.

2.5           BUSINESS OF THE FUND.  The business of the Fund is, without limitation, to purchase, sell, invest, and trade in Securities and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as permitted by limited liability companies under the Delaware Act.  On behalf of the Fund, the officers of the Fund may execute, deliver, and perform all contracts, agreements, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund’s business and any amendments to any such contracts, agreements, and other undertakings, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

2.6           THE BOARD.

(a)           Those persons listed on Schedule I, who have agreed to be bound by all of the terms of this Agreement, shall serve as Managers on the initial Board.  The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  The number of Managers shall be fixed from time to time by a written instrument signed by, or by resolution approved at a duly constituted meeting by vote of, a majority of the Board, provided however that the number of Managers shall at all times be at least one and no more than ten as determined, from time to time, by the Managers pursuant to this Agreement.

(b)           Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof.  If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the 1940 Act.  The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the 1940 Act.

(c)           In the event that no Manager remains to continue the business of the Fund, the Members shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 7.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 7.2 hereof.

2.7           MEMBERS.

(a)           The Fund may admit one or more Members at such times as the Board may determine.  Members may be admitted to the Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement, application, subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member.  The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.  Such record of Members shall also set forth the number of Units that each Member holds.

(b)           If a Member is admitted to the Fund prior to the initial Closing, the Capital Account of such Member shall be adjusted by any Profit or Loss allocable to such Member for the period through the initial Closing.

2.8           BOTH MANAGERS AND MEMBERS.  A Member may at the same time be a Manager, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act.  Except for the Manager who serves as the Tax Matters Member, a Manager need not be a Member.

2.9           ORGANIZATIONAL MEMBER.  Rochdale Investment Management LLC shall be the Organizational Member of the Fund.

2.10           LIMITED LIABILITY.  To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund’s debts, obligations, or liabilities in any amount in excess of the Capital Account balance of such Member.  To the fullest extent permitted under applicable law, the Managers shall not be liable for the Fund’s debts, obligations, and liabilities.

2.11           SERIES.  The Fund may create one or more Series and/or classes from time to time.  With respect to any Series established by the Fund, the following provisions shall apply:

(a)           separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Fund or any other Series;

(b)           the debts, liabilities, and obligations incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or any other Series;

(c)           the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Member Capital Accounts to or from any Series; and

(d)           notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article VI.

ARTICLE III

MANAGEMENT

3.1           MANAGEMENT AND CONTROL.

(a)           Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation and who is not an “interested person” of such company as such term is defined in the 1940 Act.  During any period in which the Fund shall have no Managers, the Organizational Member shall have the authority to manage the business and affairs of the Fund.  The Managers may make contributions and own Units in the Fund, but are not required to do so; except that, the Manager who serves as the Tax Matters Member is required to be a Member and own Units in the Fund.

(b)           Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by the Fund.  The Board and the Tax Matters Member shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d)           The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

3.2           ACTIONS BY THE BOARD.

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person, which may include any means of communication that allows all Managers participating to hear each other simultaneously during the meeting, as permitted by the SEC and/or the 1940 Act, or, if in person attendance is not required by the 1940 Act, in person or by telephone); or (ii) without a meeting, if permissible under the 1940 Act, by the written consent of the Managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Managers entitled to vote thereon were present and voted.

(b)           The Board may designate from time to time a Chairperson who shall preside at all meetings.  Meetings of the Board may be called by the Chairperson or any two Managers, and may be held on such date and at such time and place, as the Board shall determine.  Each Manager shall be entitled to receive written notice of the date, time, and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)           The Board may designate from time to time agents and employees of the Fund, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund ) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

3.3           MEETINGS OF MEMBERS.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board shall determine.  The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefore, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act: (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers; and (ii) all other actions of the Members taken at a meeting shall require the lesser of (1) at least 67% of the votes present, provided that the holders of more than 50% of the eligible votes are present or represented by proxy at such meeting, or (2) more than 50% of the outstanding votes.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Units as of the record date for such meeting.  The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4           CUSTODY OF ASSETS OF THE FUND.  The physical possession of all funds, Securities, or other property of the Fund shall at all times, be held, controlled, and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

3.5           OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

(a)           The Managers shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b)           Any Member, Manager, or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers, or agents of other companies, partners of any partnership, Members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6           DUTY OF CARE.

(a)           A Manager shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Manager’s services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Manager’s office or as otherwise required by law.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

3.7           INDEMNIFICATION.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager and the Tax Matters Member and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Manager or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.  The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that: (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking; or (iii) a majority of the Managers (excluding any Manager who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if: (i) approved as in the best interests of the Fund by vote of a majority of the Managers (excluding any Manager who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office; or (ii) the Managers secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8           FEES, EXPENSES, AND REIMBURSEMENT.

(a)           The Board may cause the Fund to compensate each Independent Manager for his or her services hereunder.  In addition, the Fund shall reimburse the Managers for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b)           The Fund shall bear all of its own operating expenses incurred in the business of the Fund other than those specifically required to be borne by another party pursuant to a separate written agreement with the Fund.  Expenses to be borne by the Fund include, but are not limited to, the following:

(i)	all fees payable to any investment adviser or sub-adviser employed by the Fund to supervise the assets of the Fund;
(ii)
all costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends;

(iii)	all costs and expenses associated with the organization, operation, and registration of the Fund, offering costs, and the costs of compliance with any applicable federal or state laws;
(iv)
the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted, or are required to be held by this Agreement, the 1940 Act, or other applicable law;

(v)
fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

(vi)	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Managers;
(vii)
all costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the Fund, or with the operation of the Fund as a master-feeder structure as contemplated by Section 9.10 hereof;

(viii)	all costs and expenses of preparing, printing, and distributing reports and other communications to Members;
(ix)	the fees of custodians, transfer agents, and other persons providing administrative services to the Fund;
(x)	all expenses in computing the Net Asset Value of the Fund and the Units, including any equipment or services obtained for such purposes;
(xi)	administrative and Member service fees incurred by the Fund will be allocated among its various classes based on the Net Asset Value of the Fund attributable to each such class; and
(xii)	such other types of expenses as may be approved from time to time by the Board.

ARTICLE IV

TERMINATION OF STATUS OF MANAGERS;

TRANSFERS, REPURCHASES, AND REDEMPTIONS

4.1           TERMINATION OF STATUS OF A MANAGER.  The status of a Manager shall terminate if the Manager: (a) shall die; (b) shall be adjudicated incompetent; (c) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (d) shall be removed; (e) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (f) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law, or make an assignment for the benefit of creditors; or (g) shall have a receiver appointed to administer the property or affairs of such Manager.

4.2           REMOVAL OF THE MANAGERS.  Any Manager may be removed by: (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal or vote; or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3           TRANSFER OF UNITS OF MEMBER.

(a)           Units held by a Member may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion).  If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Units.  If the Board does not consent to a transfer by operation of law, the Fund shall redeem the Units from the Member’s successor.  Any transfer must comply with the Securities Act of 1933, as amended.  The Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities); or (ii) to members of the transferring Member’s immediate family (e.g., siblings, spouse, parents, and children).  If any Unit is transferred during any Fiscal Year in compliance with the provisions of this Section 4.3, Profits, Losses, each item thereof, and all other items attributable to the Units for such Fiscal Year shall be divided and allocated between the transferor and the transferee during the Fiscal Year in accordance with Code Section 706(d), using any conventions permitted by law and selected by the Board.  All distributions on or before the date of such transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee.  The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board, which may be withheld in its sole and absolute discretion.  Each transferring Member and transferee agrees to pay all expenses, including, but not limited, to attorneys’ and accountants’ fees, incurred by the Fund in connection with any transfer.

(b)           By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Managers, or each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of this Section 4.3 or any misrepresentation made by that Member in connection with any such transfer.

(c)           Each transferring Member shall indemnify and hold harmless the Fund, the Managers, or each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from: (i) any transfer made by such Member in violation of this Section 4.3; and (ii) any misrepresentation by such Member in connection with any such transfer.

4.4           REPURCHASE OF UNITS.

(a)           General.  Except as otherwise provided in this Agreement, no Member or other person holding Units or portion thereof shall have the right to require the Fund to redeem its Units.  The Board of the Fund, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, on such terms and conditions as set forth in this Agreement.  However, (i) any repurchase shall not occur until at least 60 calendar days after the Member has notified the Fund, in writing of the Member’s desire to have the Fund redeem its Units, (ii) the Fund shall not offer to repurchase Units on more than four occasions during any Fiscal Year, and (iii) the percentage interests in capital or profits repurchased (other than in private transactions described in Treasury Regulation Section 1.7704-1(e)) in any Fiscal Year shall not exceed 10% of the total interests in capital or profits.  In accordance with the terms and conditions as are set forth in this Agreement, in determining whether to cause the Fund to repurchase Units pursuant to written requests by Members, the Board shall consider the following factors, among others, in making such determination:
(i)	whether any Members have requested that the Fund repurchase their Units;
(ii)	liquidity of the Fund’s assets;
(iii)	the investment plans and working capital requirements of the Fund;
(iv)	the relative economies of scale with respect to the size of the Fund;
(v)	the history of the Fund in repurchasing Units;
(vi)	the economic condition of the securities markets; or
(vii)	anticipated tax consequences of any proposed repurchases of Units.
(b)           Discretionary Repurchases.  Subject to Section 4.4(a) above, the Board, in its sole discretion may cause the Fund to repurchase Units on terms fair to the Fund and to all Members or one or more classes of Members (including persons holding Units acquired from Members), as applicable, in the following manner:

(i)           The Board will provide written notice to Members when it has determined, in its sole and absolute discretion that the Fund will repurchase Units.  Such notice will describe the terms of the repurchase offer, including:

(1)           the commencement date of the repurchase offer;

(2)           the date on which repurchase requests must be received by the Fund (the “Repurchase Request Deadline”); and

(3)           other information that Members should consider in deciding whether and how to participate in such repurchase opportunity.

(ii)           Members must submit, in writing, requests for repurchase to the Fund or its designated agent.  The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its sole and absolute discretion.  The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

(iii)           Promptly after the Repurchase Request Deadline, the Fund will give to each Member whose Units have been accepted for repurchase a payment consisting of: (1) cash or a Promissory Note entitling the Member to be paid an amount equal to such percentage of the estimated value of the repurchased Units as may be determined by the Board as of the Repurchase Valuation Date (the “Initial Payment”); and, if determined to be appropriate by the Board or if the Initial Payment is less than 100% of the “estimated value of the repurchased Units,” (2) a Promissory Note based upon the results of the annual audit of the Fund’s financial statements, i.e., the “Post-Audit Payment,” as set forth below.

(iv)           The Initial Payment may be in cash and equal to an amount up to 100% of the estimated value of the repurchased Units, and shall be determined as of the effective date of the repurchase (the “Repurchase Valuation Date”) when the “estimated value of the repurchased Units” is determined to equal the value of the Member’s Capital Account or portion thereof based on the Net Asset Value of the Fund’s assets after giving effect to all allocations to be made to the Member’s Capital Account as of such date.  The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which shall be approximately 65 days after the Repurchase Request Deadline.  Initial Payment amounts generally shall be calculated within 10 business days after the Repurchase Valuation Date in accordance with the Fund’s valuation procedures as adopted by the Fund’s Board.  The Initial Payment will be made as of a date approximately, but no earlier than, 30 days after the Repurchase Valuation Date.

(v)           In the event that it is determined to be appropriate by the Board or if the Initial Payment is less than 100% of the estimated value of the repurchased Units, the second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) will be in an amount equal to the excess, if any, of (1) the value of the repurchased Units, determined as of the Repurchase Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Repurchase Valuation Date occurs, over (2) the Initial Payment.  The Board anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each Fiscal Year and that the Post-Audit Payment will be made promptly after the completion of the audit.

(vi)           The Promissory Note shall be non-interest bearing and non-transferable.

(vii)           Payment for Units accepted by the Fund for repurchase will be made in whole or in part in cash or securities of equivalent value.

(viii)           The Fund may suspend or postpone any repurchase offer, by vote of a majority of the Board, including a majority of the Independent Managers, including but not limited to:

(1)           which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s nets assets;

(2)           for any other periods that the SEC permits by order for the protection of Members; or

(3)           under such other unusual circumstances as the Board deems advisable for the benefit of the Fund and its Members.

(ix)           The Board, in its sole and absolute discretion, shall determine the amount of Units to be repurchased, if any.  If a greater number of Units is submitted for repurchase by Members as of the Repurchase Request Deadline than the repurchase offer amount, as determined by the Board in its sole and absolute discretion, subsequent to the repurchase in Section 4.4(a) above, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline.  If the Board determines not to repurchase more than the repurchase offer amount or if Members submit for repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units submitted for repurchase on a pro rata basis, disregarding fractions, according to the number of Units submitted for repurchase by each Member as of the Repurchase Request Deadline; provided, however, that this provision shall not prohibit the Fund from:

(1)           accepting all Units submitted for repurchase by Members who own, beneficially or of record, an aggregate of not more than a specified percentage of such Units and who submit for repurchase all their Units, before prorating Units submitted for repurchase by other Members; or

(2)           accepting by lot Units submitted for repurchase by Members who offer all Units held by them or who, when submitting for repurchase their Units, elect to have either all or none or at least a minimum amount or none accepted, if the Fund first accepts all Units submitted for repurchase by Members who do not so elect.

(x)           The Board may, in its sole and absolute discretion, elect to impose charges on Members or other persons who submit their Units for repurchase.

(xi)           A Member who submits for repurchase only a portion of such Member’s Units shall be required to maintain a Capital Account balance at least equal to $50,000.

(xii)           A Manager may submit for repurchase its Units as a Member under Section 4.4 hereof; except that, if the Manager is serving as the Tax Matters Partner, it shall be required to own Units in the Fund.

(c)           Mandatory Redemptions.  The Board may cause the Fund to redeem Units of a Member or any person acquiring Units thereof from or through a Member in the event that the Board determines or has reason to believe that, among other things:

(i)           such Units have been transferred or such Units have vested in any person by operation of law as a result of the death, dissolution, bankruptcy, or incompetence of a Member;

(ii)           ownership of such Units by a Member or other person will cause the Fund to be in violation of, or require registration of any Units, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

(iii)           continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

(iv)           any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(v)           it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to redeem such Units.

ARTICLE V

CAPITAL

5.1           CONTRIBUTIONS TO CAPITAL.

(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its discretion, may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  Except for the Tax Matters Member, the Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.  The Manager who serves as the Tax Matters Member is required to make a contribution and own Units in the Fund.

(b)           Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund.  The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole discretion, may determine from time to time.

(c)           Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2           RIGHTS OF MEMBERS TO CAPITAL.  No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except as otherwise specifically provided herein, for example: (a) upon the repurchase by the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof, (b) pursuant to the provisions of Section 6.7 hereof, or (c) upon the liquidation of the Fund’s assets pursuant to Section 7.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

5.3           CAPITAL ACCOUNTS.  The Fund shall maintain a separate Capital Account for each Member.

ARTICLE VI

ALLOCATION OF PROFITS AND LOSSES; PERFORMANCE ALLOCATION AND SEPECIAL ALLOCATIONS

6.1           ALLOCATION OF PROFITS AND LOSSES.

(a)           After giving effect to the special allocations set forth in Sections 6.2 and 6.3, Profits and Losses for each Fiscal Period shall be preliminarily allocated as of the end of such Fiscal Period to the Capital Accounts of all the Members in the proportions that each Member’s Capital Account as of the beginning of such Fiscal Period bore to the aggregate of the Capital Accounts of all the Members as of the beginning of such Fiscal Period.

(b)           With respect to each Member, at the end of each Allocation Period, the Advisor shall be allocated from each Member’s Capital Account the following amounts: if the “Positive Allocation Change” for such Allocation Period for such Member exceeds the “10% Hurdle” for a Member and the amount of any positive balance in such Member’s “High Watermark Account”, then the performance allocation (the “Performance Allocation”) shall be equal to the sum of (x) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount and (y) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle (the “10% Priority Amount”) and the 10% Catch-Up Amount; provided, however, that no Performance Allocation with respect to a particular Member’s Capital Account will be made until such Member’s High Watermark Account has a zero balance (after taking into account any allocation of Profits pursuant to Section 6.1(a).

(c)           No transferee of any Units shall succeed to any High Watermark Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Units did not involve a change of beneficial ownership or as otherwise agree to by the Board.

(d)           For Units redeemed other than on the last day of a Fiscal Year, the Performance Allocation, if any, shall be calculated and charged with respect to the redeemed Units as if the redemption date was the last day of the Fiscal Year and the 10% Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s Capital Account was invested in the Fund for such Fiscal Year.

6.2           SPECIAL ALLOCATIONS.  The following special allocations shall apply:

(a)           Limitation on Losses.  The Losses allocated pursuant to Section 6.1 hereof shall not exceed the maximum amount of Losses that can be so allocated without causing any Member to have a Deficit Capital Account at the end of any Fiscal Year.  In the event some but not all of the Members would have Deficit Capital Accounts as a consequence of an allocation of Losses pursuant to Section 6.1 hereof, the limitation set forth in this Section 6.2 shall be applied on a Member by Member basis so as to allocate the maximum permissible Losses to each Member under Treasury Regulation §1.704-1(b)(2)(ii)(d).

(b)           Minimum Gain Chargeback.  Except as otherwise provided in Treasury Regulation §1.704-2(f), notwithstanding any other provision of this Agreement, if there is a net decrease in the Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of the Fund income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in the Company Minimum Gain, determined in accordance with Treasury Regulation §1.704-2(g).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Treasury Regulations §1.704-2(f)(6) and §1.704-2(j)(2).  This Section 6.2(b) is intended to comply with the minimum gain chargeback requirement in §1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

(c)           Member Minimum Gain Chargeback.  Except as otherwise provided in Treasury Regulation §1.704-2(i)(4), notwithstanding any other provision of this Agreement, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation §1.704-2(i)(5), shall be specially allocated items of the Fund income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation §1.704-2(i)(4).  Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Treasury Regulations §1.704-2(i)(4) and §1.704-2(j)(2).  This Section 6.2(c) is intended to comply with the minimum gain chargeback requirement in Treasury Regulation §1.704-2(i)(4) and shall be interpreted consistently therewith.

(d)           Qualified Income Offset.  In the event any Member unexpectedly receives any adjustments, allocations or distributions described in §1.704-1(b)(2)(ii)(d)(4), §1.704-1(b)(2)(ii)(d)(5), or §1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations, items of the Fund income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Deficit Capital Account of such Member as quickly as possible, provided that an allocation pursuant to this Section 6.2(d) shall be made only if and to the extent that such Member would have a Deficit Capital Account after all other allocations provided for in this Article VI have been tentatively made as if this Section 6.2(d) were not in this Agreement.

(e)           Gross Income Allocation.  In the event any Member has a Deficit Capital Account at the end of any Fiscal Year, each such Member shall be specially allocated items of the Fund income and gain in the amount of such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.2(e) shall be made only if and to the extent that such Member would have a Deficit Capital Account after all other allocations provided for in this Agreement have been made as if Section 6.2(d) hereof and this Section 6.2(e) were not in this Agreement.

(f)           Nonrecourse Deductions.  Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members in accordance with the general allocation of Losses set forth in Section 6.1(a) above.

(g)           Member Nonrecourse Deductions.  Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulation §1.704-2(i)(1).

(h)           Code §754 Adjustment.  To the extent an adjustment to the adjusted tax basis of any the Fund asset pursuant to Code §734(b) or Code §743(b) is required, pursuant to Treasury Regulations §1.704-1(b)(2)(iv)(m)(2) or §1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of its interest in the Fund, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their Units in the Fund in the event Treasury Regulation §1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event Treasury Regulation §1.704-1(b)(2)(iv)(m)(4) applies.

6.3           CURATIVE ALLOCATIONS.  The allocations set forth in Sections 6.2(b), 6.2(c), 6.2(d), 6.2(e), 6.2(f), 6.2(g) and 6.2(h) hereof (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations.  It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Section 6.3.

6.4           OTHER ALLOCATION RULES.

(a)           Profits, Losses and any other items of income, gain, loss or deduction shall be allocated to the Members pursuant to this Article VI as of the last day of each Fiscal Year, provided that Profits, Losses, and such other items shall also be allocated at such times as the Gross Asset Values of property are adjusted pursuant to sub-paragraph (b) of the definition of “Gross Asset Value” in Article I.

(b)           For purposes of determining the Profits, Losses, or any other items allocable to any Fiscal Period within a Fiscal Year, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Board using any permissible method under Code §706 and the Treasury Regulations thereunder, which takes into account the varying interests of the Members during each Fiscal Year.

(c)           The Members are aware of the income tax consequences of the allocations made by this Agreement and hereby agree to be bound by the provisions hereof in reporting their shares of income and loss for income tax purposes.

(d)           “Excess Nonrecourse Liabilities” of the Partnership, within the meaning of Treasury Regulation §1.752-3(a)(3) shall be allocated among the Members in proportion to Units held.

(e)           To the extent permitted by Treasury Regulation §1.704-2(h)(3), the Board shall endeavor not to treat distributions of cash as having been made from the proceeds of a Nonrecourse Liability or a Member Nonrecourse Debt, but only to the extent that such distributions would cause or increase a Deficit Capital Account for any Member.

(f)           In the event the Fund has taxable income that is characterized as ordinary income under the recapture provisions of the Code, each Member’s distributive share of taxable gain or loss from the sale of depreciable assets (to the extent possible) shall include a proportionate share of the recapture income equal to the Member’s share of prior cumulative depreciation deductions with respect to the assets that gave rise to the recapture income.

6.5           TAX ALLOCATIONS; CODE SECTION 704(c).

(a)           Except as otherwise provided in this Section 6.5, each item of income, gain, loss and deduction of the Fund for federal income tax purposes shall be allocated among the Members in the same manner as such items are allocated for book purposes under this Article VI.  In accordance with Code Section 704(c), and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Fund shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Fund for federal income tax purposes and its Initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value in Article I) using the traditional method, pursuant to the Treasury Regulations under Code §704(c).  In the event the Gross Asset Value of any asset is adjusted pursuant to sub-paragraph (b) of the definition of Gross Asset Value in Article I, subsequent allocations of income, gain, loss and depreciation with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code §704(c) and the Treasury Regulations thereunder.  Any elections or other decisions relating to such allocations shall be made by the Board in any manner that reasonably reflects the purposes and intention of this Agreement; provided that, any item of loss or deduction attributable to property contributed by a Member shall, to the extent of an amount equal to the excess of (a) the federal income tax basis of such property at the time of its contribution over (b) the Gross Asset Value of such property at such time, be allocated in its entirety to such contributing Member and the tax basis of such property for the purposes of computing the amounts of all items allocated to any other Members (including a transferee of the contributing Member) shall be equal to its Gross Asset Value upon its contribution to the Fund.  Allocations pursuant to this Section 6.5 are solely for the purposes of federal, state and local taxes and shall not effect, or in any way be taken into account in computing any Member’s Capital Account or share of profits, losses or other items or distributions pursuant to any provisions of this Agreement.

(b)           Notwithstanding Section 6.5(a), if the Partnership realizes items of capital gain or loss (including short-term capital gain or loss) and/or deductions, items of ordinary income or loss for federal income tax purposes (collectively, “gains/losses”) for any Fiscal Year during or as of the end of which one or more Adjusted Basis Members withdraw all or any portion of the balances in their Capital Accounts from the Fund, the Board may elect to (i) allocate such gains/losses as first among such Adjusted Basis Members in such a manner as will cause the Adjusted Basis of each Adjusted Basis Member to equal zero (or as near to zero in each case as possible if the total amount of gains/losses available to be allocated is insufficient to permit allocations that would cause the Adjusted Basis of each Adjusted Basis Member to equal zero), and (ii) thereafter to allocate any gains/losses not so allocated to Adjusted Basis Members to the other Members in accordance with Section 6.5(a).

As used herein, (i) the term “Adjusted Basis” shall mean, with respect to any Member and as of any time of calculation, an amount (which may be positive or negative) equal to (A) the balance in that Member’s then Capital Account minus (B) its “adjusted tax basis”, for federal income tax purposes, in its interest in the Fund as of such time (determined without regard to any adjustments made to such “adjusted tax basis” by reason of any transfer or assignment of such interest, including by reason of death, and without regard to such Member’s share of the liabilities of the Fund under Code § 752) and (ii) the term “Adjusted Basis Member” shall mean any Member who withdraws all or any portion of its Capital Account from the Fund and who has an Adjusted Basis as of the effective date of the withdrawal that does not equal zero.

6.6           DISTRIBUTIONS.  The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members pro rata in proportion to Units held.

6.7           AMOUNT WITHHELD.  All amounts withheld pursuant to the Code or any provision of any state, local, or foreign tax law with respect to any payment, distribution, or allocation to the Fund or the Members shall be treated as amounts paid or distributed, as the case may be, to the Members for all purposes under this Agreement.  The Fund is authorized to withhold from payments and distributions, or with respect to allocations, to the Members, and to pay over to any federal, state, and local government, or any foreign government, any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state, or local law, or any foreign law, and shall so allocate any such amounts to the Members with respect to which such amount was withheld.

ARTICLE VII

DISSOLUTION AND LIQUIDATION

7.1           DISSOLUTION.

(a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(i)           upon the affirmative vote to dissolve the Fund by: (1) the Board; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(ii)           upon the failure of Members to elect a successor Board at a meeting called by the Members in accordance with this Agreement, when no Board member remains to continue the business of the Fund;

(iii)           the entry of a decree of judicial dissolution under § 18-802 of the Delaware Act; or

(iv)           as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of the Fund as provided herein, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

7.2           LIQUIDATION OF ASSETS.

(a)           Upon the dissolution of the Fund as provided in Section 7.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

(i)           in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(ii)           such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(iii)           the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 7.2(a)(iii).

(b)           Anything in this Section 7.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 7.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made: (i) the assets distributed in kind shall be valued pursuant to Section 8.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 7.2(a) above; and (ii) any Profit or Loss attributable to property distributed in-kind shall be included in the Profits or Losses for the Fiscal Year ending on the date of such distribution.

ARTICLE VIII

ACCOUNTING, VALUATIONS, BOOKS AND RECORDS AND TAX RETURNS

8.1           ACCOUNTING, REPORTS AND PRINCIPLES.

(a)           The Fund shall adopt for tax accounting purposes any accounting method permitted by the Code that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund.  The Fund’s accounts shall be maintained in U. S. currency.

(b)           After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal, state, or local law.

(c)           Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 8.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent registered public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may also furnish to each Member such other periodic reports, as it deems necessary or appropriate in its discretion.

(d)           The Fund is a closed-end management investment company registered under the 1940 Act and it intends to be treated as a partnership for federal income tax purposes under the Code.  Therefore, the Board shall be guided: (i) by the applicable recommendations and standards for financial statements, accounting and reporting relating to such a company contained in the current audit and accounting guide that is incorporated herein by reference and entitled “Audits of Investment Companies,” as changed and published from time to time, by the American Institute of Certified Public Accountants; and (ii) by the Fund’s independent registered public accountants.

8.2           DETERMINATIONS BY THE BOARD.

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to this Agreement, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board may make such adjustments to the computation of Profits or Losses or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

(c)           Appropriate reserves may be created for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole discretion, deems necessary or appropriate.  The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole discretion, deems necessary or appropriate.

8.3           VALUATION OF ASSETS.

(a)           Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

(b)           The Net Asset Value of each Unit as of any date shall equal the Net Asset Value of the Fund, determined as provided in Section 8.3(a), divided by the number of Units outstanding.

(c)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole and the Units determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

8.4           DUTY TO KEEP BOOKS.

(a)           At all times during the existence of the Fund, the Managers shall keep full and true books of account on the accrual basis, in which shall be entered fully and accurately each transaction of the Fund.  The Managers have the right, power and authority, in their sole and absolute discretion, to delegate some or all of the administrative bookkeeping functions relating to the Fund to an agent, which may be the Fund’s administrator and/or accountants.

(b)           Upon reasonable advance written notice, a Member may inspect and copy at the offices of the Fund, at the Member’s sole cost and expense and solely for a proper purpose reasonably related to the Member’s interest as a Member, the books and records of the Fund required to be maintained pursuant to the Act, to the extent such books and records are both reasonably related to the Member’s interest as a Member and necessary for achieving the proper purpose of inspection..  Any such inspection must be in good faith without any intent to damage the Fund or any of its Members in any manner.  Any Member seeking to inspect the books and records of the Fund make written demand upon the Managers and such written demand shall explain in detail the Member’s purpose of such demand.  The Managers may, in their sole and absolute discretion, require that a Member sign an additional confidentiality agreement (in the form and substance determined by the Managers in its sole and absolute discretion) prior to allowing such Member to inspect the books and records of the Fund.  Following the Member’s written demand to inspect books and records, no action shall be taken by the Member to enforce such demand until the later of: (i) the Managers having refused the demand; or (ii) the Managers having failed to respond to the demand within thirty (30) calendar days from the date the Managers have received the demand.  For purposes of interpreting this Section 8.4, the parties hereto expressly incorporate by reference the meaning of the term “proper purpose” as construed by the Courts of Chancery of Delaware and Delaware Supreme Court in interpreting 8 Del. Code § 220.  Notwithstanding the foregoing, the Managers have the right to keep confidential from the Members for such periods of time as the Managers deem reasonable any trade secrets or other information (such as, for example, the identity of the Fund’s other Members and/or portfolio positions) the disclosure of which the Managers in good faith believe is not in the best interests of the Fund or could damage the Fund or its business, or that the Fund is required by law or agreement with a third party to keep confidential.  This Section 8.4(b) is intended to comply with 6 Del. Code § 17-305, as modified by the provisions stated herein, and there is no contractual right of inspection intended or implied by this Agreement which is separate or distinct from the rights provided in this Section 3.06(b).

8.5           FILING OF TAX RETURNS.  The Tax Matters Member or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a U. S. federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each Fiscal Year of the Fund.

8.6           TAX MATTERS MEMBER.

(a)           A Manager who is a Member shall be designated on the Fund’s annual federal income tax return, and have full powers and responsibilities, as the “Tax Matters Member” of the Fund for purposes of Section 6231(a)(7) of the Code.  Any Member designated as the Tax Matters Member for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b)           Each person (for purposes of this Section 8.6(b), called a “Pass-Thru Partner”) that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Member of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Partner.  In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Member shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred by the Fund or the Tax Matters Member in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

8.7           SECTION 754 ELECTION; BASIS ADJUSTMENTS.

(a)           In the event of a distribution of the Fund property to a Member or an assignment or other Transfer of all or part of the Units of a Member in the Fund, at the request of a Member, the Tax Matter Member, in its sole discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

(b)           In connection with a repurchase of a Member’s Units or a distribution to a Member, such Member shall, at the request of the Tax Matters Member, provide the Fund with any information necessary to enable the Fund to determine the adjusted U. S. federal income tax basis of such Member’s Units immediately prior to such repurchase or distribution.

(c)           In connection with any Transfer of a Unit, the transferee shall provide the Fund, within 30 days after such Transfer, with the written notice described in Treasury Regulation §1.743-1(k)(2).

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1           AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

(a)           Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with the approval of: (i) the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act); or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

(b)           Any amendment that would: (i) increase the obligation of a Member to make any contribution to the capital of the Fund; (ii) reduce the Capital Account of a Member; or (iii) modify the events causing the dissolution of the Fund may be made only if:

(1)           the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof; or

(2)           such amendment does not become effective until: (A) each Member has received written notice of such amendment; and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for repurchase by the Fund.

(c)           The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to:

(i)           restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

(ii)           amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

(iii)           amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U. S. federal income tax purposes as a partnership.

(d)           The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (ii) of Section 9.1(a) hereof) to each Member, which notice shall set forth: (i) the text of the proposed amendment; or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

9.2           SPECIAL POWER OF ATTORNEY.

(a)           Each Member hereby irrevocably makes, constitutes, and appoints each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 7.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(i)           any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

(ii)           any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(iii)           all other such instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Manager, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 7.2 hereof, and as such:

(i)           shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board, or any liquidator shall have had notice thereof; and

(ii)           shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member’s Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

9.3           NOTICES.  Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to the Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund ).  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopy, telegraphic, electronic, or other means of written communication.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

If any notice addressed to a Member at the address of that Member appearing on the books and records of the Fund is returned to the Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of the Fund for a period of one year from the date of the giving of the notice.

9.4           AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

9.5           APPLICABILITY OF 1940 ACT AND FORM N-2.  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges, and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to the Fund.

9.6           CHOICE OF LAW; ARBITRATION.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

(b)           Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(i)           arbitration is final and binding on the parties;

(ii)           the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(iii)           pre-arbitration discovery is generally more limited than and different from court proceedings;

(iv)           the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(v)           a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           All controversies that may arise among Members and one or more Members and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.  Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of the Financial Industry Regulatory Authority (“FINRA”) as the Member or entity instituting the arbitration may elect.  If FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon the Member.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a Member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

9.7           NOT FOR BENEFIT OF CREDITORS.  The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members, Managers, and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

9.8           CONSENTS.  Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

9.9           MERGER AND CONSOLIDATION.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement; (ii) effect the adoption of a new limited liability company operating agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation; or (iii) provide that the limited liability company operating agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company operating agreement of the surviving or resulting limited liability company.

9.10           MASTER-FEEDER STRUCTURE.  The Fund may, at the discretion of the Board, as may be permitted by the 1940 Act, and upon the resolution of a majority of the then Managers, operate as a master-feeder structure or change an existing master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly.  Existing or created Series of the Fund may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

9.11           PRONOUNS.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

9.12           CONFIDENTIALITY.

(a)           A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the “Confidential Information”).

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

(c)           Each Member recognizes that in the event that this Section 9.12 is breached by any Member or any of its principals, partners, Members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, Members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates’ principals, partners, Members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

(d)           The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential.

(e)           This Section 9.12 shall survive the termination of this Agreement and the withdrawal of any Member for a period of 6 years.

9.13           CERTIFICATION OF NON-FOREIGN STATUS.  Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status.  Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U. S. federal tax withholding.

9.14           SEVERABILITY.  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

9.15           ENTIRE AGREEMENT.  This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

9.16           DISCRETION.  To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision: (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members; or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

9.17           COUNTERPARTS.  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 9.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 9.12.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC __________________________________ Name: Carl Acebes Title: Manager

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

SCHEDULE I

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Managers.

Signed: ____________________________
Carl Acebes 570 Lexington Avenue New York, NY 10022	Date: December 10, 2010
Signed: ____________________________
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022	Date: December 10, 2010
Signed: ____________________________
Jerry Roland 570 Lexington Avenue New York, NY 10022	Date: December 10, 2010
Signed: ____________________________
Thomas J. Volpe 570 Lexington Avenue New York, NY 10022	Date: December 10, 2010

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

STATEMENT OF ADDITIONAL INFORMATION

____________________________

The investment objective and principal investment strategies of Rochdale Alternative Total Return Fund LLC (“the Fund”), a Delaware limited liability company, are set forth in the Fund’s Offering Memorandum.  The Fund invests substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”), as set forth in the Offering Memorandum.

Units of interest (“Units”) of the Fund are sold by RIM Securities LLC (“Distributor”), the Fund’s distributor, to clients and customers (including affiliates and correspondents) of Rochdale Investment Management LLC (“Rochdale” or the “Advisor”), the Fund’s investment adviser, and to clients and customers of other organizations.  The Units are not registered under the Securities Act of 1933, as amended (“Securities Act”), and are being offered in accordance with an exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.  Accordingly, the Units will be available only to investors who are “accredited investors” within the meaning of such regulation.  In addition, the Units will be available only to investors who are “qualified clients” within the meaning of Rule 205-3 under Investment Advisers Act of 1940, as amended.  The Offering Memorandum, which is dated of even date herewith, provides the basic information investors should know before investing.

This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund.  The SAI should be read in conjunction with the Offering Memorandum.  You may request a copy of the Offering Memorandum or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above.  This SAI is not an offer of the Fund for which an investor has not received the Offering Memorandum.  Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Offering Memorandum.

The date of this SAI and the related Offering Memorandum is December 13, 2010.

____________________________

GENERAL

The Fund is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company.  The Fund was organized on November 18, 2010.  The Fund’s investment objective is to seek long-term appreciation through the purchase of life insurance policies at a discount to face value.  This Statement of Additional Information and the Offering Memorandum to which it relates describes the offering of the Units.  Units will, upon issue, be fully-paid and non-assessable and holders of the Units (“Unitholders”) will have no preemptive or other rights to subscribe to any additional units or other securities.  The Units will be offered at net asset value as described herein.  No Unitholder will have the right to require the Fund to redeem any Units.  Unitholders (sometimes referred to herein as “Members”) will be bound by the terms and conditions of the Fund’s Operating Agreement.

The Fund will pursue its investment objective by normally investing substantially all of its assets in Policies.  Policies may include, without limitation, whole, universal, survivorship and other types of life insurance policies.  While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

The Fund is expected to have low volatility and low correlation with the U.S. equity markets.  The Advisor also believes that the size of the market for Policies has the potential to increase in future years.

There can be no assurance that the investment objective will be achieved or that substantial losses will be avoided.  The investment objective of the Fund is not fundamental and may be changed by the Board of the Fund without the approval of the Unitholders.

Investment in the Fund involves special risks.  The Units will neither be listed on any securities exchange nor traded in a secondary market.  The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at an investor’s option nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.  As a result, an investor generally will not be able to sell or otherwise liquidate his or her Units.  Investors that purchase Units of the Fund will be bound by the terms and conditions of the Operating Agreement, including limits on transferability of the Units.  A copy of the Operating Agreement is attached as Appendix A to the Offering Memorandum.

INFORMATION ABOUT THE POLICIES

A “life settlement” is the transfer of the beneficial interest in a Policy by the underlying insured person to a third party (in this case, the Fund).  The Policy owner transfers his or her Policy at a discount to its face value (i.e., the payment amount set forth in the Policy that is payable on the death of the insured or upon maturity of the Policy) in return for an immediate cash settlement.  The purchaser of the Policy is then responsible for premiums payable on the Policy and will be entitled to receive the full face value from the insurance company upon maturation (i.e., upon the death of the insured).

The Advisor expects to only purchase Policies (or fractional interests in Policies, if applicable) where the issuing insurance company is rated B+ or better for financial stability by AMBEST and S&P (or a rating of similar quality or better if rated by a different nationally recognized statistical ratings organization).  The Advisor also expects to generally select only Policies within the life settlement marketplace that are issued by U.S. life insurance companies, where the insured is over the age of 65.

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The Advisor will strive to purchase Policies from multiple insurance companies in an effort to mitigate risk to the Fund due to deterioration in the claims paying ability of any particular insurance company.  The Fund will be required to make ongoing premium payments for Policies in which it invests and will incur operating and other expenses.

Investments in Policies involve special risks, as discussed in the Offering Memorandum.  Although a market may develop for the Policies in the future, these instruments are generally not considered liquid.  Valuation of such instruments requires that a good faith “fair value” be assigned to each instrument after careful examination of a range of tangible and intangible inputs and even when appropriate valuation methodologies are fully carried out, there can be no assurance that such instruments can be sold at the values at which they may be carried.

ADDITIONAL INFORMATION ON INVESTMENT MATTERS

Investment Restrictions.  The Fund’s fundamental investment policies may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).

As a matter of fundamental investment policy, the Fund:

(1)	Will not issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(2)	Will not borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(3)
Will not invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

(4)
Will not make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(5)	Will not invest in physical commodities or contracts relating to physical commodities.
(6)	Will not act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.
(7)
Will not make short sales of securities, maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Fund from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by the Fund of options, futures contracts and similar derivative financial instruments in the manner described in the Fund’s Offering Memorandum.

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(8)	Will concentrate its investment in the life insurance industry. For this purpose, the Policies shall be deemed to be investments in the life insurance industry.
All other investment policies of the Fund, as well as the Fund’s investment objective, are not fundamental and may be changed by the Board without prior approval of the Fund’s outstanding voting shares.

An investment restriction shall not be deemed violated as a result of a change in the market value of an investment, the Fund’s net or total assets or any other later change provided that the restriction was satisfied at the time the relevant action was taken.  In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than those described above.  Should the Fund determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

Asset Coverage Requirements Under The 1940 Act.  As indicated above, the Fund is permitted to use leverage, including borrowing from a bank and issuing senior securities.  The Fund intends to use leverage.  Under the 1940 Act, the Fund would have to have asset coverage (as defined in the 1940 Act) of at least 300% with respect to indebtedness or less than 200% with respect to preferred stock issued.  Other restrictions will also apply.  The Fund’s willingness to use leverage, and any amount it will borrow, will depend on many factors, the most important of which are the Advisor’s investment outlook, market conditions, and interest rates.  Successful use of leverage will depend on the ability of the Adviser to analyze interest rates and market movements, and there is no assurance that a leverage strategy will be successful during any period in which it is employed.

Subject to the maximum limits on borrowing under the 1940 Act mentioned above, the Board may adopt  leverage/borrowing policies, including the percentage limitations, the purposes of leverage/borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money.  The rights of lenders, if any, to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any use of leverage/borrowings may contain provisions that limit certain activities of the Fund.  The Fund may also issue debt and/or preferred shares.

Fixed Income Securities.  The Fund may invest in high quality debt securities of any maturity.  Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.  These securities share three principal risks: First, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. When fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater for a security whose duration or maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Fund’s NAV. The Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund’s shorter-term securities. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.  In addition, fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Fund will suffer from the inability to invest in higher yield securities.

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Equity Securities.  Although the Fund invests substantially all of its assets in Policies, the Fund may from time to time invest in or receive equity securities and equity-like securities.  Equity securities include warrants, rights, exchange traded and over-the-counter common stocks, baskets of equity securities such as exchange traded funds, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies and real estate investment trusts.  Equity securities represent an ownership interest in the issuing company.  Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid.  Equity securities generally have greater price volatility than fixed income securities.  Warrants and rights permit, but do not obligate, their holder to subscribe for other securities.  Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price.  An investment in warrants or rights may be considered speculative.  In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

CODE OF ETHICS

Each of the Fund, the Advisor and the Distributor has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Advisor, and the Distributor (as applicable) from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics).  The Advisor’s codes of ethics allow personnel to invest in securities for their own account, but require compliance with each code’s pre-clearance requirements and other restrictions including “blackout periods” and minimum holding periods, subject to limited exceptions.  There can be no assurance that the codes of ethics will be effective in preventing such activities.  Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov.  In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board of Managers (the “Board”).  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  Three of the four individuals who serve on the Board are individuals who are not “interested persons” of the Fund, as that term is defined in the 1940 Act.  These individuals are referred to as “Independent Board Members.”  Individual members of the Board are not required to contribute to the capital of the Fund or to hold Units of the Fund.

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The Board’s overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Fund is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board receives, in connection with each of its regular quarterly meetings, regular reports from the Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Fund’s net asset value per Unit. The Board also receives reports, at least quarterly, from the Fund’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Fund are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Fund’s CCO and the full Board (and, at the discretion of the Independent Board Members, the Independent Board Members separately) meets with the CCO for the purpose of discussing the extent to which the Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board and the Audit Committee (or the Audit Committee Chair) meet at least annually with the Fund’s independent public accounting firm.

The identity of the members of the Board and the Fund’s officers, and brief biographical information regarding each such individual during the past five years, is set forth below.

Interested Board Member and Officers.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Carl Acebes 570 Lexington Avenue New York, NY 10022 Date of birth: 8/27/46	Chairman and Board Member	Since Inception	Chairman and Co- Chief Investment Officer of Rochdale Investment Management LLC	11	None
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Date of birth: 11/27/57	President and Secretary	Since Inception	President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management LLC	N/A	N/A

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Edmund Towers 570 Lexington Avenue New York, NY 10022 Date of birth: 12/20/57	Treasurer	Since Inception	Chief Financial Officer of Rochdale Investment Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Date of birth: 9/13/71	Chief Compliance Officer	Since Inception	Senior Executive Vice President, Chief Operating Officer and General Counsel of Rochdale Investment Management LLC	N/A	N/A

Independent Board Members.
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Date of birth: 9/18/40	Board Member	Since Inception	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	11	None
Jerry Roland 570 Lexington Avenue New York, NY 10022 Date of birth: 10/31/36	Board Member	Since Inception	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	11	None

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Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Date of birth: 12/22/35	Board Member	Since Inception	Private Investor. Past Senior Advisor, Babcock & Brown, (financial services) Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001	11	e-Smart Technologies Inc.

Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Co-Chief Investment Officer of Rochdale Investment Management LLC and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. Baretge has extensive international business experience in the United States, Europe and the West Indies, including serving as the President of an international luxury goods distribution company for over 25 years.  Mr. Roland, who was a certified public accountant, has more than 30 years of experience in the securities industry including service as a Chief Financial Officer.  Mr. Volpe, who was a certified public accountant, has 50 years of experience in the financial services field, including prior service as a director for several businesses and one other investment company.

Committees of the Board.  The Board has four standing committees as described below.

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Fund, respectively, and meets at least once annually. The three Independent Board Members comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board Members as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not held any meetings during the last fiscal year. The three Independent Board Members comprise the Nominating Committee. There are no policies in place regarding nominees recommended by Members or interest holders of the Fund.

Pricing Committee. The Pricing Committee is responsible for (1) monitoring the valuation of the Fund’s investments and other securities, respectively; and (2) as required, when a full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Pricing Committee meets as necessary when a price is not readily available.  The Pricing Committee is comprised of Garrett D’Alessandro and Carl Acebes.  Ex Officio members are Edmund Towers and Kurt Hawkesworth.

Executive Committee.  Mr. Roland and Mr. Volpe constitute the Board’s Executive Committee and are authorized to act on behalf of the Board to the extent consistent with the Operating Agreement and applicable law.

Board Member Ownership of Securities.  The dollar range of equity securities owned by each Board Member is set forth below.1

1 The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a)(2) under the Securities Exchange Act of 1934, as amended. The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

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Name	Dollar Range Of Equity Securities Owned In The Fund As Of September 30, 2010	Aggregate Dollar Range Of Equity Securities Owned In All Registered Investment Companies Overseen By Board Members In Family Of Investment Companies As Of September 30, 2010
Independent Board Members
Maxime C. Baretge	None	None
Jerry Roland	None	Over $100,000
Thomas J. Volpe	None	Over $100,000
Interested Board Member
Carl Acebes	None	$50,001 to $100,000
Independent Board Member Ownership Of Securities.  The table below provides information regarding the ownership by each Independent Board Member (and his/her immediate family members) of securities of the Advisor or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Advisor or the Distributor (not including registered investment companies), as of September 30, 2010.

Name	Relationship To Board Member	Company	Title Of Class	Value Of Securities	Percentage Of Class
Maxime C. Baretge	N/A	N/A	N/A	$0	N/A
Jerry Roland	N/A	N/A	N/A	$0	N/A
Thomas J. Volpe	N/A	N/A	N/A	$0	N/A
Compensation.  The Fund pays each Independent Board Member a fee of $500 per Board meeting (whether in person or telephonic), plus an annual retainer of $5,000.  In addition, the Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  Each Independent Board Member receives a fee for each meeting attended of the Audit Committee and Nominating Committee.  The Fund’s officers and the interested Board Member of the Fund receive no compensation from the Fund.  No other compensation or retirement benefits are received by any Board Member or officer from the Fund.  No other entity affiliated with the Fund pays any compensation to the Independent Board Members.

The following table summarizes compensation paid by the Fund to Board Members, including Committee fees, for the year ending December 31, 2010.

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Name	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Compensation From The Fund, And Fund Complex Paid To Board Member
Carl Acebes2	N/A	N/A	N/A	N/A
Maxime C. Baretge	$0	N/A	N/A	$32,000
Jerry Roland	$0	N/A	N/A	$32,000
Thomas J. Volpe	$0	N/A	N/A	$32,000

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor. Under an investment advisory agreement (“Investment Advisory Agreement”) with the Fund, the Advisor, a registered investment adviser, provides supervisory advisory services to the Fund, including supervision of the Fund’s investment program. The Advisor’s address is 570 Lexington Avenue, New York, New York 10022-6837.  Subject to general supervision of the Fund’s Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Advisory Agreement.  The Advisor provided the initial capital of $100,000 for the Fund and, as a result holds 100 Units of the Fund.  As of the date of this Offering Memorandum, the Advisor owned 100% of the outstanding Units of the Fund.  The Advisor may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units of the Fund.

The Investment Advisory Agreement provides that the Advisor will provide (either directly or through its delegate) investment advisory services, place portfolio transactions in accordance with the Fund’s registration statement, manage and oversee the investments of the Fund subject to the ultimate supervision and direction of the Fund’s Board, assist the Fund generally in the conduct of its business, vote proxies of the Fund (if applicable), maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund’s officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund’s operating as a closed-end investment company. Subject to the Board’s oversight, the Advisor has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund’s portfolio; determine or recommend the extent to which the Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

2 “Interested person” (as defined in the 1940 Act) of the Fund. Mr. Acebes is Chairman and Co-Chief Investment Officer of the Advisor. As an interested person, Mr. Acebes receives no compensation from the Fund for his duties as a Board Member or officer.

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Under the Investment Advisory Agreement, the Fund is responsible for other expenses, including fees payable to the Advisor and to any consultants; any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel, including foreign legal counsel, if any; independent registered public accounting firm; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, internal accounting fees, fees, and disbursements; fees and expenses of the Board Members that the Advisor, the Distributor, or their affiliates do not employ; insurance premiums; fees for investor services and extraordinary expenses such as litigation expenses.

In addition, the Advisor is responsible for the payment of the compensation and expenses (including payroll taxes, if any) of all Board Members, officers, and executive employees of the Fund affiliated with the Advisor and making available, without expense to the Fund, the services of its employees to serve in such capacities (subject to their individual consent to serve and to any limitations imposed by law).  The Fund is responsible for the fees and expenses (specifically including travel expenses relating to the Fund’s business) of its Independent Board Members.

The Investment Advisory Agreement further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under such agreement. The Investment Advisory Agreement also provides that the Advisor will allocate purchase and sale opportunities, which are suitable for more than one client of the Advisor, in an equitable manner

Servicer.  The Fund has retained Financial Life Services, LLC (“FLS”) to provide certain services to the Fund regarding the Policies pursuant to the terms of a Servicing Agreement.  FLS will perform certain administrative services for the Fund in respect of each Policy, including, without limitation: maintaining copies of documents evidencing the Fund’s purchase of Policies; obtaining medical records, life expectancy reports and certain actuarial analyses; monitoring insurance premium billings and payments; confirming that premium payments are received and properly credited; and obtaining certain Policy illustrations.  FLS will maintain records of the names, addresses and phone numbers, and track the life status and contact information of, the individual insureds.  After the death of an insured, FLS will assist in obtaining a certified copy of the applicable death certificate and will assist in obtaining the death benefit by, among other things, coordinating the completion, preparation and submission of the claim for the death benefit under the applicable Policy.  FLS will also provide certain reports to the Fund relating to the Policies.

The Fund pays FLS an annual servicing fee as of January 1 of each year in the following amounts: (i) as of January 1 for the first two years in which the Fund holds a Policy, an amount equal to $5,000 per each Policy; and (ii) as of January 1 of each year thereafter, an amount equal to $3,000 per each Policy then held by the Fund.  The fees paid to FLS pursuant to the Servicing Agreement will be a Fund expense.

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FLS is a life settlement provider that was formed in 2005 and is licensed to be a settlement provider by the insurance departments in 11 states.  Since inception, FLS has purchased over $1 billion in policy face value covering a wide array of policies on behalf of FLS, its affiliates and partners.  FLS is the exclusive policy originator for a joint venture between an FLS affiliate and an international financial services firm which has obtained a $135 million credit facility with a major European bank.

Independent Registered Public Accounting Firm.  O’Connor Davies Munns & Dobbins, LLP located at One Grand Central Place, 60 East 42nd Street, 36th Floor, New York, NY 10165, is the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.  When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Members upon request to the Fund.  Members may write to 570 Lexington Avenue, New York, New York 10022-6837 or call 1-800-245-9888.

Custodian and Administrator.  U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is the Fund’s Custodian.  U.S. Bank, N.A. also provides administrative, transfer agent and fund accounting services.  As transfer agent, U.S. Bank, N.A. has agreed to provide the following services, among others:  maintain the register of Unitholder and enter on such register all issues, transfers, and repurchases of Units for active and closed accounts according to the 1940 Act; assist the Fund’s accountants in the preparation of, and mail, tax forms; handle telephone calls and correspondence of Unitholders; control and reconcile Units; mail and tabulate proxies for Unitholder meetings; mail prospectuses; process payments; and confirm account activity.

The Administration Servicing Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Board Unitholders; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, Unitholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell Units in all states where it intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to Unitholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., custodian, fund accountants, etc.); review and adjust as necessary the Fund’s expense accruals; maintain and preserve certain books and records; calculate the net asset value of the Fund; and perform such additional services as may be agreed upon by the Fund and the Administrator.

The Administrative Servicing Agreement Fee Schedule is as follows:

Annual fee based on aggregate assets of the Fund:
8 basis points on the first $150 million
6 basis points on the next $150 million
4 basis points on the balance above $300 million

Annual minimum fee:
$75,000

Acceptance fee:
$5,000

U.S. Bank, N.A. serves as custodian (sometimes referred to as the “Custodian”) for the Fund pursuant to a Custodian Agreement between the Custodian and the Fund.  The Fund will pay the Custodian an annual fee of $3,000.  The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund.

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Distributor.  The Distributor, RIM Securities LLC., will act as distributor of the Units during the initial offering and any continuous offering of the Units following the initial offering pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement.  The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement.  The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of  the Fund and the Units under federal securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s prospectus, SAI, and any other sales material (and any supplements or amendments thereto) for existing Members.

The Distribution Agreement continues in effect for two years and from year to year thereafter, so long as such continuance is approved at least annually either (a) by a vote of the Board, including the Independent Board Members who have no direct or indirect financial interest in the Distribution Agreement, or (b) by a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon 60 days’ written notice. Termination by the Fund may be by vote of a majority of the Board, and a majority of the Independent Board Members who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.

PORTFOLIO MANAGERS

The following information supplements the information included in the Offering Memorandum regarding the individual portfolio managers of the Advisor for the Fund.

Garrett D’Alessandro is one of two portfolio managers primarily responsible for the Fund.  Mr. D’Alessandro receives an annual salary established by the Advisor.  Salary levels are based on the overall performance of the Advisor and not on the investment performance of the Fund.  Like the Advisor’s other employees, Mr. D’Alessandro is eligible for a bonus annually.  Such bonuses are also based on the performance of the Advisor as a whole and not on the investment performance of the Fund.  Additionally, Mr. D’Alessandro is an indirect owner of a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

Mr. D’Alessandro is a portfolio manager for each of Rochdale Investment Trust’s 7 investment Portfolios ($486 million in assets as of September 30, 2010).  Mr. D’Alessandro is also responsible for managing 198 other accounts with an aggregate total of $198 million in assets as of September 30, 2010.  Mr. D’Alessandro is responsible for one other pooled investment fund with a total of $582 million in assets as of September 30, 2010, all of which are subject to a performance-based advisory fee.

Carl Acebes is the other portfolio manager primarily responsible for the Fund.  Mr. Acebes receives an annual salary established by the Advisor. S alary levels are based on the overall performance of the Advisor and not on the investment performance of the Fund.  Like the Advisor’s other employees, Mr. Acebes is eligible for a bonus annually.  Such bonuses are also based on the performance of the Advisor as a whole and not on the investment performance of the Fund.  Additionally, Mr. Acebes is an indirect owner of a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

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Mr. Acebes is a portfolio manager for each of Rochdale Investment Trust’s 7 investment Portfolios ($486 million in assets as of September 30, 2010).  Mr. Acebes is also responsible for managing 97 other accounts with an aggregate total of $92 million in assets as of September 30, 2010.  Mr. Acebes is responsible for one other pooled investment fund with a total of $582 million in assets as of September 30, 2010, all of which are subject to a performance-based advisory fee.

Under certain circumstances, side by side management of investment accounts and investment companies by the same portfolio manager could give rise to conflicts of interest.  Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading.  Procedures designed to alleviate any potential conflict of interest have been adopted by the Fund and the Advisor to ensure that neither the Fund nor the investment accounts managed by its portfolio manager are disadvantaged as a result of any conflict of interest that may arise.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund intends to invest substantially all of its assets in the Policies.  The Fund expects minimal portfolio turnover in connection with the investment in such Policies.  When the Fund sells or purchases Policies, the Fund may incur various transaction costs such as legal fees to effectuate transfer.  It is expected that the Fund will pay an underwriting fee equal to 1% of the aggregate cost of a Policy to FLS or others parties in connection with the purchase of certain Policies.

When transactions in fixed income securities are effected for the Fund, the Advisor intends to follow the policies below.

Pursuant to the Advisory Agreement, the Advisor will determine which securities are to be purchased and sold and which broker-dealers are eligible to execute its transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of securities also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be made through dealers (including banks), which specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Fund transactions may be placed with broker-dealers who sell Units subject to applicable regulations adopted by the Financial Industry Regulatory Authority.

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Investment decisions for the Fund will be made independently from those of other client accounts or mutual funds managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or other of the Advisor’s funds.  In such event, the position of the Fund and such client account(s) or other funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or other funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or other funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between such fund and all such client accounts or other funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

Subject to overall requirements of obtaining the best combination of price, execution, and research services on a particular transaction, the Fund may place eligible Fund transactions through their affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board pursuant to the 1940 Act and related rules.

TAX STATUS

INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE.  To ensure compliance with the Internal Revenue Service Circular 230, prospective investors are hereby notified that (a) any discussion of federal tax issues contained or referred to in this prospectus is not intended or written to be used, and cannot be used, by prospective investors for the purposes of avoiding penalties that may be imposed on them under the internal revenue code of 1986, as amended, (the “code”); (b) such discussion is written in connection with the promotion or marketing of the offering described herein; and (c) each investor is advised to consult his own tax advisor concerning his particular circumstances.

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective member.  The Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any federal, state, local or foreign authority with respect to any of the tax issues affecting the Fund.  The Fund has not obtained an opinion of counsel with respect to any federal tax issues or characterization of the Fund as a partnership for federal income tax purposes or with respect to any other federal, state, local or foreign tax issues.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the “Regulations”), and rulings in existence on the date hereof, all of which are subject to change including retroactively.  This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all tax consequences that may be relevant to a particular investor or to investors that are subject to special treatment under the Federal Income Tax laws, such as insurance companies.

15

Prospective Members should consult with, and rely solely upon, their own tax advisors in order to fully understand the federal, state, local and foreign tax consequences of an investment in the Fund.

Tax Treatment of the Fund.  The Fund is a Delaware limited liability company that absent an entity classification election to the contrary and absent Code §7704 is classified for U.S. tax purposes as a “partnership.”

It is the intention of the Fund that under the provisions of the Code and the Regulations, as in effect on the date of this Offering Memorandum, as well as under relevant authority interpreting the Code and Regulations, that the Fund both be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for federal income tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Interests in the Fund will not be traded on an established market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership would not be considered readily tradable on a secondary market (or the substantial equivalent thereof).  The Fund will attempt to be eligible for those safe harbors.

Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable.  The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interest for purchase by the partnership, another partner or a person related to another partner.”  The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interest in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10% of the total interest in partnership capital or profits, excluding certain transactions.

The Operating Agreement for the Fund establishes a redemption procedure designed to conform to the requirements of the “redemption or repurchase agreement” safe harbor.  It is possible that in operation the Fund will not conform to the safe harbor.  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbor is disregarded for the purposes of determining whether an interest in a partnership is readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in such event, the partnership’s status is examined to determine whether, taking into account all the facts and circumstances, the partners are able to buy, sell or exchange their partnership interest in a manner that is comparable, economically, to trading on an established securities market.

If it were determined that the Fund should be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code or the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the Fund would be subject to corporate income tax on its taxable income.  Distributions, other than certain redemptions of interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund, and the Members would not be entitled to report profits or losses realized by the Fund.

16

As an entity treated as a partnership for income tax purposes, the Fund is not subject to federal income tax.  The Fund will file annual partnership information returns with the Service that will report the results of operations.  Each Member of the Fund will be required to report separately on his income tax return his distributive share of the Fund’s income, gain, loss and deductions.  The amount and time of distributions, if any, will be determined in the sole discretion of the Board.  Except to the extent such Member is exempt from tax, each Member will be taxed on his distributive share of the Fund’s taxable income, regardless of whether he has received distributions from the Fund.

Tax Treatment of Policies in Hands of Fund.  It is expected that the Fund will purchase Policies and, generally, hold such Policies to maturity or expiration.  In general, the death benefit received by the Fund in respect of a Policy will be treated as ordinary income to the extent that the amount received is in excess of the amount paid by the Fund in respect of such Policy and the amount of any premiums paid in respect of such Policy by the Fund.

If the Fund sells a Policy prior to expiration or maturity,, the Fund generally will recognize gain or loss in an amount equal to the difference between the amount realized on the sale of the Policy and the Fund’s adjusted basis in the Policy.  The adjusted tax basis of a Policy to the Fund will generally equal the Fund’s cost of the Policy plus any premiums paid in respect of the Policy by the Fund.  Any such gain or loss will be a capital gain or loss.  Capital gain or loss will be long term if the Policy was held by the Fund for more than one year and otherwise would be short term.

Taxable Investors in Fund.  For U.S. federal income tax purposes, taxable income of the Fund will generally be allocated to the Members pro rata in proportion to Units held.  It is possible that the Service will seek to reallocate certain items of income in a manner different than the manner in which such items are allocated by the Fund.  The Fund will invest virtually all of its assets in the Portfolio Notes and the Fund’s income will consist almost entirely of interest on the Portfolio Notes.

Various limitations apply to restrict a Member’s ability to deduct its share of expenses incurred by the Fund.  A Member’s share of any loss will be allowed only to the extent of the adjusted basis of the Member’s interest in the Fund.  IRC §163(d) limits a non-corporate taxpayer’s deduction for “investment interest” to the amount of “net investment income” as defined therein.  This limitation could apply to limited deductibility of a non-corporate Member’s share of any interest deduction of the Fund, as well as the deductibility of interest paid by a non-corporate Member on indebtedness incurred to finance his investment in the Fund.

The Fund’s expenses will be considered investment expenses deductible only under Code §212.  The ability of a Member who is an individual to deduct his share of these investment expenses will be subject to limitations.  Investment expenses will be deductible by a Member who is an individual for regular U.S. income tax purposes, only to the extent that the Member’s share of such expenses, when combined with other “miscellaneous itemized deductions” exceed 2% of the Member’s adjusted gross income for the particular year and are not deductible by the Member for U.S. federal alternative minimum tax purposes.  Expenses that are attributable to the offering and sale of interests in the Fund must be capitalized and cannot be deducted or amortized.  Other organizational expenses of the Fund must be capitalized, but may be amortized.  The amortization period is generally 180 months.  In general, the income and deductions of the Fund will not be derived from a “passive activity” within the meaning of Code §469.  Consequently, a Member’s share of the Fund losses and deductions will not generally be subject to the limitation on “passive activity losses” imposed by Code §469, and a Member generally will not be able to offset his “passive activity losses” against his allocable share of income from the Fund.

17

In general, if the Fund repurchases a Member’s interest in whole or in part, the Member will recognize gain to the extent that cash received upon the redemption exceeds the Member’s adjusted basis in his interest.  If the Member receives only cash, he could recognize a loss to the extent that the adjusted basis of his interest exceeds the cash.  If the Fund repurchases less than a Member’s entire interest, the Member will not be able to recognize the loss, if any, until his interest is completely liquidated.  A Member’s tax basis in his interest will be increased by his share of the Fund’s income and gain as determined for U.S. tax purposes and decreased, but not below zero, by his share of the Fund’s losses and deductions as determined for U.S. income tax purposes and distributions.  Upon a repurchase of a Member’s interest, in whole or in part, a Member may recognize ordinary income attributable to the Member’s share of certain assets described in Code §751.  This would include accrued interest on the Portfolio Notes not yet taken into income by the Fund.

The Fund will file an information return on IRS Form 1065 and will provide a Schedule K-1 to each Member as promptly as practicable following the close of the Fund’s taxable year.  It is possible that in any taxable year the Members will need to file for an extension of time to file their tax returns due to a delay in receipt of the Schedule K-1.

A member of the Board will be designated as the Fund’s tax matters partner.  Upon an audit by the Service, the tax treatment of income and deduction of the Fund generally would be determined at the Fund level in a single proceeding, which the tax matters partner of the Fund will control, rather than by individual audits of Members of the Fund.  If the Service audits the Fund’s tax return, however, an audit of the Member’s own tax return may result.  The legal and accounting costs incurred in connection with any audit of the Fund will be borne by the Fund.  However, a Member will bear the cost of audit of his own return.

A direct or indirect participant in any “reportable transaction” must disclose its participation to the Service on IRS Form 8886.  For the purposes of the disclosure rules, a Member is treated as a participant in a reportable transaction in which the Fund participates.  It is possible that the Fund will participate in one or more reportable transactions that the Fund will be required to report.  In addition, a repurchase of an interest will be a reportable transaction by the withdrawing Member if the Member recognizes a loss on the repurchase that equals or exceeds an applicable threshold amount.  The applicable threshold amount for individual taxpayers is generally $2,000,000.00.  Failure to comply with the disclosure requirement may give rise to substantial penalties.  Certain states have similar disclosure requirements.  Members should consult their tax advisor to determine whether they are required to file Form 8886 or any similar state form in accordance with the disclosure rules.

In addition to U.S. federal income tax consequences, prospective investors should consider the potential state and local tax consequences of an investment in the Fund.  Members could be subject to state and local taxes in jurisdictions in which the Fund operates and may be required to file tax returns in those jurisdictions.  In certain jurisdictions, the Fund may be required to withhold certain state and local taxes on behalf of Members.  State and local tax laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss or deduction.  Prospective investors should consult their own tax advisors with respect to state and local tax consequences of an investment in the Fund.

Foreign Investors.  As used herein, a “Foreign Investor” means a beneficial owner of Units other than: (1) an individual citizen or resident of the United States, (2) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all of the trust’s substantial decisions, or (b) it has a valid election in effect to be treated as a U.S. person.

18

In general, a Foreign Investor is subject to U.S. income tax on its income from U.S. sources under two separate sets of rules.  Under the first set of rules, if a Foreign Investor is deemed to be engaged in a U.S. trade or business, such Foreign Investor will be subject to U.S. income taxation at the graduated rates generally applicable to U.S. persons on its distributive share of the Partnership’s U.S. source income.   A Foreign Investor generally will not be treated as engaged in a U.S. trade or business, however, as a result of the activities of the Fund as long as the Fund is treated as investing in stocks and securities for its own account, as such terms are used in applicable provisions of the Code and the Treasury Regulations.

Under the second set of rules, certain types of U.S. source income that are not effectively connected with a U.S. trade or business are subject to a withholding tax of thirty (30%) percent (unless reduced by an applicable income tax treaty).   The types of income subject to the thirty (30%) percent withholding tax include dividends, rents, certain interest, certain other gains (but not capital gains from the sale of securities) and original issue discount, which are included in the Foreign Investor’s distributive share of the Fund’s income (whether or not distributed).   In order to claim the benefit of a reduced rate of withholding under an applicable income tax treaty, a Foreign Investor is required to comply with certain certification requirements, including filing a Form W-8BEN or other applicable forms with the Fund.

It is anticipated that death benefits received in respect of Policies issued by United States insurance companies with respect to the lives of United States residents, to the extent treated as ordinary income pursuant to the discussion above, will constitute U.S.-source income and would be subject to withholding at the Fund level to the extent such amounts were allocable to a Foreign Investor, unless such withholding were reduced pursuant to the terms of an applicable tax treaty and the Foreign Investor provides adequate documentation of its entitlement to such an election.  Amounts received by the Fund in respect of a sale of a Policy, to the extent treated as capital gain pursuant to the discussion above, generally should not be subject to United States federal income or withholding tax to the extent allocable to a Foreign Investor.

In general, any gain realized by a Foreign Investor on the sale, exchange, withdrawal or disposition of Units will not be subject to U.S. Federal income tax, unless (i) such gain is effectively connected with a U.S. trade or business,  (ii) the Foreign Investor is an individual who is present in the U.S. for 183 days or more during the taxable year of the disposition and certain other conditions are met,  (iii) the Foreign Investor is subject to tax under U.S. federal income tax law provisions applicable to certain expatriates, including certain former citizens and residents of the U.S., or (iv) the Interests are treated as a U.S. real property interest.  Based solely on the Fund’s anticipated activities, it is not expected that the conditions set forth in (i) or (iv) above will be met.

Tax Exempt Investors.  The Fund is not expected to have any tax-exempt investors.  The tax-exempt investors generally are exempt from U.S. Income Tax, except to the extent they have unrelated business taxable income (“UBTI”).  Because the Fund may in the future have debt financing, the income may be UBTI to a tax-exempt investor.

CALCULATION OF FEES

If, consistent with the provisions of the Operating Agreement and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

Bingham McCutchen LLP, One Federal Street, Boston, MA 02110, acts as counsel to the Fund.

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APPENDIX A

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

INDEX OF CREDIT RATINGS

Standard & Poor’s Ratings Services	A.M. Best’s Financial Strength Rating
AAA.  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA.  An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A.  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB.  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB.  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

The Financial Strength Rating is an independent opinion of an insurer’s financial strength and ability to meet its ongoing insurance policy and contract obligations.

A++ and A+ (Superior).  Assigned to companies that have, in our opinion, a superior ability to meet their ongoing insurance obligations.

A and A- (Excellent).  Assigned to companies that have, in our opinion, an excellent ability to meet their ongoing insurance obligations.

B++ and B+ (Good).  Assigned to companies that have, in our opinion, a good ability to meet their ongoing insurance obligations.

B.  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

20

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

PART C

OTHER INFORMATION

ITEM 25.                      FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:
	Included in Part A:	None

	Included in Part B:	To be filed by amendment

(2)	EXHIBITS:

(a)	Copies of the Charter.
(1) Certificate of Formation of Limited Liability Company as filed with the Secretary of State of Delaware on November 18, 2010 is filed herewith.
(2) Limited Liability Company Operating Agreement dated December 10, 2010 is filed herewith.
(b)	By-Laws.
Not applicable.
(c)	Voting Trust Agreement with respect to more than five percent of any class of equity securities.
Not applicable.
(d)	Instruments Defining the Rights of Shareholders.
See the Fund’s Limited Liability Company Operating Agreement filed herewith as Exhibit (a)(2).
(e)	Dividend Reinvestment Plan.
Not applicable.
(f)	Rights of holders of long-term debt of subsidiaries.
Not applicable.
(g)	Investment Advisory Agreement.

(1) Form of Investment Advisory Agreement between Rochdale Investment Management LLC (the “Advisor”) and the Fund is filed herewith.
(h)	Underwriting or Distribution Contracts.
(1) Form of Distribution Agreement between RIM Securities LLC (the “Distributor”) and the Fund is filed herewith.
(i)	Copies of all bonus, profit sharing, pension or similar contracts.
Not applicable.
(j)	Custody Agreement.
(1) Form of Custody Agreement between U.S. Bank, N.A. (the “Custodian”) and the Fund is filed herewith.
(k)	Copies of all other material contracts.
(1) Form of Administration Servicing Agreement between U.S. Bancorp Fund Services, LLC and the Fund is filed herewith.
(2) Form of Servicing Agreement between Financial Life Sciences, LLC and the Fund is filed herewith.
(l)	Opinion and Consent of Counsel.
Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.
(m)	Copy of consent to service of process for non-resident director.
None.
(n)	Consent of Auditors.
Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.
(o)	Omitted financial statements.
Not applicable to N-2 filings made only pursuant to the Investment Company Act of 1940, as amended, as per Instruction G. 3. of the General Instructions to Form N-2.

(p)	Initial Capital Agreement.
(1) Purchase Agreement for Initial Capital by and between the Advisor and the Fund is filed herewith.
(q)	Model retirement plan.
Not applicable.
(r)	Code of Ethics.
(1) Joint Code of Ethics of the Fund, the Advisor and the Distributor to be filed by amendment.
ITEM 26.                      MARKETING ARRANGEMENTS

None.
ITEM 27.                      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Printing	$-0-
Accounting fees and expenses	$3,000
Legal fees and expenses	$150,000
Miscellaneous	$47,000
Total	$200,000
ITEM 28.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.
ITEM 29.                      NUMBER OF HOLDERS OF SECURITIES

As of December 10, 2010, the Fund had the following number of record owners of Units:

Title of Class	Number of Record Holders
Units of Limited Liability Company Interest	1

ITEM 30.                      INDEMNIFICATION

The Operating Agreement provides that the Board shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Members.  The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

The investment advisory agreement includes a cross-indemnification obligation relating to performance required under the agreement except to the extent that the party seeking indemnification absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.  The distribution agreement includes similar cross-indemnification.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Rochdale Investment Management LLC (the “Advisor”) performs investment advisory services for the Fund and certain other investment advisory customers.  A description of the Advisor is included in Parts A and B of this Registration Statement.  For information regarding the business, profession, vocation, or employment of a substantial nature that each director, executive officer, partner or member of the Advisor has been engaged in for his or her own account or in the capacity of director, officer, employee, partner, trustee or member, reference is made to the Form ADV (File #801-27265) filed by the Advisor under the Investment Advisers Act of 1940.

ITEM 32.                      LOCATION OF ACCOUNTS AND RECORDS

1
Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022-6837 (records relating to its function as investment advisor and service provider, the Fund’s Operating Agreement and Minute Books).

2	RIM Securities LLC, 570 Lexington Avenue, New York, New York 10022-6837 (records relating to its function as principal underwriter and placement agent of the Fund’s Units).
3	U. S. Bancorp Fund Services, LLC, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as administrator and transfer agent).
4	U. S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian and escrow agent).

ITEM 33.                      MANAGEMENT SERVICES

Not applicable.
ITEM 34.                      UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 13th day of December 2010.

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

By:           /s/ Garrett D’Alessandro
Garrett D’Alessandro
President

INDEX TO EXHIBITS

Item No.	Description
(a)(1)	Certificate of Formation of the Fund.
(a)(2)	Limited Liability Company Operating Agreement.
(g)(1)	Form of Investment Advisory Agreement between Rochdale Investment Management LLC and the Fund.
(h)(1)	Form of Distribution Agreement between RIM Securities LLC and the Fund.
(j)(1)	Form of Custody Agreement between U.S. Bank, N.A. and the Fund.
(k)(1)	Form of Administration Servicing Agreement between U.S. Bancorp Fund Services, LLC and the Fund.
(k)(2)	Form of Servicing Agreement between Financial Life Sciences, LLC and the Fund.
(p)(1)	Purchase Agreement for Initial Capital.